sec

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

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MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

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Market Axess® 2021 Proxy Statement and Notice of Annual Meeting of Stockholders

MarketAxess Holdings Inc.

55 Hudson Yards, 15th Floor

New York, New York 10001

April 28, 2021

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

You are invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc. (the “Company”) scheduled for Wednesday, June 9, 2021 at 10:00 a.m., Eastern Daylight Time. The Annual Meeting will be a virtual meeting of stockholders.  You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/MKTX2021. The Company’s Board of Directors and management look forward to your participation.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On April 28, 2021, we expect to mail to our stockholders a Notice containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 and vote online. The Notice contains instructions on how you can receive a paper copy of the Proxy Statement, proxy card and Annual Report if you only received a Notice by mail.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, your shares should be represented and voted. After reading the enclosed Proxy Statement, please cast your vote via the Internet or telephone or complete, sign, date and return the proxy card in the pre-addressed envelope that we have included for your convenience. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote via the Internet or by telephone.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Richard M. McVey
Chairman and Chief Executive Officer

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
Attend the Annual Meeting at: www.virtualshareholdermeeting.com/MKTX2021

Your vote is very important, regardless of the number of shares you own. Please read the attached proxy statement carefully and complete and submit your proxy card via the internet or sign and date your paper proxy card as promptly as possible and return it in the enclosed envelope. Alternatively, you may be able to submit your proxy by touch-tone phone as indicated on the proxy card.

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc., a Delaware corporation (the “Company”), will be held via live webcast on Wednesday, June 9, 2021, at 10:00 a.m., Eastern Daylight Time. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MKTX2021. You must have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

At the Annual Meeting we will:

1.  vote to elect the 12 nominees named in the attached Proxy Statement as members of the Company’s Board of Directors for terms expiring at the 2022 Annual Meeting of Stockholders;

2.  vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

3.  hold an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement; and

4.  transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

BY INTERNET Visit 24/7 www.proxyvote.com

BY PHONE Call 1-800-690-6903 in the U.S. or Canada to vote your shares

BY MAIL Cast your ballot, sign your proxy card and return

PARTICIPATE IN THE ANNUAL MEETING Vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2021 using your 16-digit control number

These items are more fully described in the Company’s Proxy Statement accompanying this Notice.

The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on April 12, 2021. You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on April 12, 2021. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet or call the toll-free number as indicated on the proxy card; (2) sign and return a paper proxy card; or (3) vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2021.

By Order of the Board of Directors,

Scott Pintoff
General Counsel and Corporate Secretary

New York, New York

April 28, 2021

EXECUTIVE OFFICERS	28

A LETTER FROM OUR COMPENSATION AND TALENT COMMITTEE	30

PROXY SUMMARY

This summary contains highlights about MarketAxess Holdings Inc. (“MarketAxess”, the “Company”, “we” or “our”) and the upcoming 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  This summary does not contain all of the information you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting.

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being mailed to stockholders on or about April 28, 2021. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the June 9, 2021 meeting.

Annual Meeting information

Date and Time:	Wednesday, June 9, 2021, at 10:00 a.m., Eastern Daylight Time
Virtual Meeting:	www.virtualshareholdermeeting.com/MKTX2021
Record Date:	Monday, April 12, 2021

Due to the continuing public health impact of the coronavirus outbreak (COVID-19) (the “Pandemic”) and to support the health and well-being of our stockholders and other participants at the Annual Meeting, the Annual Meeting will be held in virtual format only.

Voting items

The following table summarizes the items that we are asking our stockholders to vote on at the Annual Meeting, along with the voting recommendations of our Board of Directors (the “Board” or “Board of Directors”).

Item	Board Recommendation	Required Approval	Page Reference
1. Election of Directors	FOR	Majority of votes cast for each nominee	2
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021	FOR	Majority of shares present and entitled to vote	23
3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement	FOR	Majority of shares present and entitled to vote	74

How to vote

Your vote is important.  Stockholders of record as of the Record Date are entitled to vote through one of the following options:

By Mail:	Cast your ballot, sign your proxy card and return.
Via the Internet:

To vote before the meeting, visit www.proxyvote.com.

To vote at the meeting, visit www.virtualshareholdermeeting.com/MKTX2021. You will need the control number printed on your notice, proxy card or voting instruction form.

By Telephone:	Call the phone number located on your proxy card.

2021 Proxy Statement	1

PROPOSAL 1 — ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our Board currently consists of 13 directors, 11 of whom are not our employees. Each of the nominees for director was elected by the Company’s stockholders on June 10, 2020, except for Kourtney Gibson, who was appointed to the Board as of July 16, 2020. The directors are nominated for a term that begins at the Annual Meeting and ends at the 2022 Annual Meeting of Stockholders. Each director will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation, retirement or removal.  The Board will continue to evaluate its composition as part of its focus on self-assessment and board refreshment.

John Steinhardt, who has been a director since April 2000, has not been re-nominated and will not stand for reelection.  Mr. Steinhardt’s service as a director on the Board will cease as of the date of the Annual Meeting.  Following the Annual Meeting, and assuming the election of each director nominee, our Board will consist of 12 directors, 10 of whom are not our employees.  The Company thanks Mr. Steinhardt for his twenty-one years of service.

Your vote

If you sign the enclosed proxy card and return it to the Company, your proxy will be voted FOR all directors, for terms expiring at the 2022 Annual Meeting of Stockholders, unless you specifically indicate on the proxy card that you are casting a vote against one or more of the nominees or abstaining from such vote.

A majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required for the election of each director. Abstentions and broker non-votes will have no effect on the outcome of the vote.

P	BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the election of each of the following nominees:

	• Richard M. McVey • Nancy Altobello • Steven L. Begleiter • Stephen P. Casper • Jane Chwick • Christopher R. Concannon	• William F. Cruger • Kourtney Gibson • Justin G. Gmelich • Richard G. Ketchum • Emily H. Portney • Richard L. Prager

Each of these nominees is currently serving as a director on our Board, and each nominee has agreed to continue to serve on the Board if he or she is elected at the Annual Meeting. If any nominee is unable (or for good cause declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly. Biographical information about each of the nominees is included below under Director information.

2	2021 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Qualifications for director nominees

Our Board has adopted minimum qualifications for our directors:

•	substantial experience working as an executive officer for, or serving on the board of, a public company;
•	significant accomplishment in another field of endeavor related to the strategic running of our business; or
•	an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our Company.

A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors must demonstrate strong leadership skills and should possess a basic understanding of financial matters; have an ability to review and understand the Company’s financial and other reports; and be able to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the stockholders of the Company. The key experience, qualifications and skills each of our directors brings to the Board that are important in light of our business are included in their individual biographies below.

Board of Directors skills and expertise

The Company’s directors are selected on the basis of specific criteria set forth in our Corporate Governance Guidelines.  All of our directors possess financial industry experience and a history of strategic leadership.  In addition to those qualifications, listed below are the skills and experience that we consider important for our director nominees.  More detailed information is provided in each director nominee’s biography.

	Corporate Governance	Fixed Income/ Electronic Trading	Regulatory	Technology/ Cybersecurity	Mergers and Acquisitions	Finance / Accounting	Risk Management	Other Public Company Board Experience	Talent Management
Richard M. McVey	●	●	●	●	●		●		●
Nancy Altobello	●		●		●	●	●	●	●
Steven L. Begleiter	●				●	●	●	●	●
Stephen P. Casper	●	●	●		●	●	●		●
Jane Chwick	●	●		●			●	●	●
Christopher R. Concannon	●	●	●	●	●		●	●
William F. Cruger	●	●			●	●	●	●
Kourtney Gibson		●	●			●	●		●
Justin G. Gmelich		●	●			●	●		●
Richard G. Ketchum	●	●	●				●	●
Emily H. Portney	●				●	●	●		●
Richard L. Prager	●	●		●	●		●		●

2021 Proxy Statement	3

PROPOSAL 1 — ELECTION OF DIRECTORS

Director diversity

The Company recognizes and embraces that having a diverse Board enhances both the Board’s effectiveness in fulfilling its oversight role and the Company’s performance. See “Corporate Governance and Board Matters – Board Diversity Policy” for more information. Listed below are the number of director nominees that self-identify as female or as a racial minority as well as the number of director nominees by tenure and age:

GENDER	RACE	TENURE	AGE

4	2021 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Director information

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the Annual Meeting and ending at the 2022 Annual Meeting of Stockholders.

Richard M. McVey
Age: 61 Director since: April 2000 Chairman of the Board of Directors Board Committees: • None
Qualifications and Career Highlights:

Richard M. McVey has been our Chief Executive Officer and Chairman of our Board of Directors since our inception. As an employee of J.P. Morgan & Co., one of our founding broker-dealers, Mr. McVey was instrumental in the founding of MarketAxess in April 2000. Prior to founding MarketAxess, Mr. McVey was Managing Director and Head of North America Fixed-Income Sales at J.P. Morgan, where he managed the institutional distribution of fixed-income securities to investors. Mr. McVey led MarketAxess through the Company’s IPO in 2004, and since that time, MarketAxess has been one of the fastest growing financial technology companies in the U.S. public markets, with industry leading total stockholder returns.  Mr. McVey was named the Ernst & Young National Entrepreneur of the Year for financial services in 2012, and he has been named to the Institutional Investor Tech 40 list 15 times. Mr. McVey was a member of the U.S. Securities and Exchange Commission’s (“SEC”) Fixed Income Market Structure Advisory Committee, for which he chaired the Technology and Electronic Trading Sub-Committee from November 2017 to March 2021. Mr. McVey serves on the Board of Directors of Miami (Ohio) University Foundation, as well as the Board of Trustees of Colby College. He previously served on the Board of Directors of Blue Mountain Credit Alternatives L.P., an asset management fund focused on the credit markets and equity derivatives markets. Mr. McVey received a B.A. in finance from Miami (Ohio) University and an M.B.A. from Indiana University.

Mr. McVey’s role as one of our founders and his service as our Chief Executive Officer for over 20 years give him deep knowledge and understanding of all aspects of the business and operations of MarketAxess. Mr. McVey’s extensive experience in the financial services industry, including significant leadership roles at J.P. Morgan, has provided the Company with comprehensive knowledge of the financial markets that we serve and the institutions and dealers that are our clients.

Nancy Altobello
Age: 63 Director since: April 2019 Board Committees: • Audit (Chair) • Compensation and Talent
Qualifications and Career Highlights:

Nancy Altobello was most recently Global Vice Chair, Talent of Ernst & Young (“EY”), a professional services firm, where she was responsible for EY’s talent and people strategy worldwide from July 2014 until her retirement in June 2018. Previously, Ms. Altobello held a number of senior positions at EY, including Americas Vice Chair, Talent from 2008 to 2014, Managing Partner, Northeast Region Audit and Advisory Practices from 2003 to 2008 and Managing Partner, North American Audit Practice from 1999 to 2003. Throughout this time, Ms. Altobello also served as an audit partner for a number of leading global organizations.  She currently serves on the Board of Directors of Cornerstone OnDemand and on the Board of Trustees of Fidelity Charitable. She previously served on the Board of Directors of MTS Systems Corporation until its acquisition and CA Technologies until its acquisition. Ms. Altobello received a B.S. in accounting from Fairfield University, earned a Corporate Director Certificate from Harvard Business School and is a licensed Certified Public Accountant in New York and Connecticut.

Ms. Altobello was selected to serve on the Board due to her financial, audit and Sarbanes Oxley compliance expertise, her knowledge of talent and people strategy, and her global business experience.

2021 Proxy Statement	5

PROPOSAL 1 — ELECTION OF DIRECTORS

Steven L. Begleiter
Age: 59 Director since: April 2012 Board Committees: • Compensation and Talent (Chair) • Finance
Qualifications and Career Highlights:

Steven L. Begleiter has been employed with Flexpoint Ford, LLC, a private equity group focused on investments in financial services and healthcare, since October 2008, where he currently serves as Managing Director. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear Stearns’ Corporate Strategy Group. Mr. Begleiter currently serves on the Board of Directors of Great Ajax Corp. and certain portfolio companies of Flexpoint Ford, LLC. He previously served on the Board of Directors of WisdomTree Investments, Inc. Mr. Begleiter received a B.A. with Honors in economics from Haverford College.

Mr. Begleiter brings many years of leadership experience in the financial services and private equity industries to the Board. Mr. Begleiter also has extensive industry knowledge and expertise relating to mergers and acquisitions and capital formation.

Stephen P. Casper
Age: 71 Director since: April 2004 Lead Independent Director Board Committees: • Nominating and Governance
Qualifications and Career Highlights:

Stephen P. Casper is retired. Most recently, Mr. Casper was the President of TRG Management L.P., the investment manager of the TRG Global Opportunity Master Fund, Ltd., from April 2010 to August 2012. From September 2008 to April 2010, Mr. Casper was a partner of Vastardis Capital Services, which provides fund administration and securities processing outsourcing services to hedge funds, funds of funds and private equity funds and their investment management sponsors. Prior to this, Mr. Casper was Chairman and Chief Executive Officer of Charter Atlantic Corporation, the holding company of Fischer Francis Trees & Watts, Inc. (“FFTW”), a specialist manager of U.S., global and international fixed-income portfolios for institutional clients, and Malbec Partners, a manager of single-strategy hedge funds. From April 2004 to January 2008, Mr. Casper was the President and CEO of FFTW. Mr. Casper joined FFTW as Chief Financial Officer in 1990 and was appointed Chief Operating Officer in May 2001. From 1984 until 1990, Mr. Casper was Treasurer of the Rockefeller Family Office. Mr. Casper has been a member of the Board of Directors of multiple fixed income hedge funds managed by KLS Diversified Asset Management since July 2012. Mr. Casper is Vice-Chairman of the Board of Directors of GMO LLC, a global investment management firm providing clients with asset management solutions and services, since May 2014 and a member of the Investment Committee of the Brooklyn Museum. Mr. Casper is a Certified Public Accountant and received a B.B.A. in accounting from Baruch College, from which he graduated magna cum laude, Beta Gamma Sigma, and an M.S. in finance and accounting from The Wharton School at the University of Pennsylvania.

Mr. Casper’s experience in the fixed-income markets and financial services industry and his experience in financial reporting and accounting roles bring extensive public accounting, financial reporting, risk management and leadership skills to the Board.

6	2021 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Jane Chwick
Age: 58 Director since: October 2013 Board Committees: • Nominating and Governance • Risk (Chair)
Qualifications and Career Highlights:

Jane Chwick was most recently the Co-Founder and Co-CEO of Trewtec, Inc., a technology advisory firm designed to help board members and CEOs evaluate the technology function in their companies, from September 2014 until the firm ceased operations in August 2017. Prior to this role, she was a Partner and Co-Chief Operating Officer of the Technology Division of Goldman Sachs Group, Inc. where she was responsible for financial and business planning, technical strategy and ongoing management of an 8,000-person organization until her retirement in April 2013. During her 30-year career at Goldman Sachs, Ms. Chwick held a number of senior positions, including Global Head of Technology of the Securities Division and Global Head of Derivatives Technology.  Ms. Chwick served on many governance committees at Goldman Sachs, including the firm’s Finance Committee, the firm-wide New Activity Committee and the Technology Risk Committee, and served as co-chair of the Technology Division Operating Committee. During her tenure, she drove the design, build and integration of technology across all of Goldman Sachs’ derivatives businesses, including fixed income, commodities, currencies and equities. Ms. Chwick is a member of the Board of Directors of Voya Financial, Inc., People’s United Financial, Inc., Essent Group and Thoughtworks, and also serves on the Executive Board of Trustees of the Queens College Foundation. Ms. Chwick received a B.A. in mathematics from Queens College and an M.B.A. from St. John’s University with a concentration in MIS and quantitative analysis.

Ms. Chwick’s extensive technology leadership experience gained in a global financial services firm, combined with her depth of market knowledge and industry insight, bring valuable skills and strategic perspective to the Board.

Christopher R. Concannon
Age: 53 Director since: January 2019 Board Committees: • None
Qualifications and Career Highlights:

Christopher R. Concannon has been our President and Chief Operating Officer since January 2019. Mr. Concannon previously served as President and Chief Operating Officer of Cboe Global Markets, Inc., one of the world’s largest exchange holding companies, a position he was appointed to upon Cboe’s acquisition of Bats Global Markets, Inc. in 2017.  At Cboe, he was responsible for the company’s transaction businesses, including global derivatives, U.S. and European equities, and global foreign exchange – as well as overseeing Cboe’s technology, operations, risk, and marketing divisions.  Until Bats’ acquisition by Cboe, Mr. Concannon served as President of Bats from December 2014, director from February 2015, and Chief Executive Officer from March 2015. Mr. Concannon has more than 20 years of experience as an executive at Nasdaq, Virtu Financial, Instinet and as an attorney at Morgan Lewis and Bockius and the Securities and Exchange Commission.  Mr. Concannon has received a B.A. from Catholic University, an M.B.A. from St. John’s University, and a J.D. from Catholic University’s Columbus School of Law.

Mr. Concannon brings to the Board extensive experience leading companies in the global exchange industry.  Mr. Concannon also has deep and critical knowledge regarding automated trading, the delivery of innovative technology solutions, market structure and clearing operations.

2021 Proxy Statement	7

PROPOSAL 1 — ELECTION OF DIRECTORS

William F. Cruger
Age: 62 Director since: November 2013 Board Committees: • Audit • Finance • Nominating and Governance (Chair)
Qualifications and Career Highlights:

William F. Cruger was most recently Vice Chairman of Investment Banking at JPMorgan Chase & Co. where he was responsible for key client relationships on a global basis until his retirement in August 2013. Previously, Mr. Cruger held a number of senior positions at J.P. Morgan, including Managing Director in the Financial Institutions group from 1996 to 2011. During this time, he oversaw the rationalization of the firm’s private equity investments in trading platforms and related ventures at LabMorgan from 2000 to 2001. Prior to this, Mr. Cruger ran the firm’s investment banking practices in Japan from 1991 to 1996, Latin America from 1989 to 1991 and Emerging Asia from 1984 to 1988. He currently serves on the Board of Directors of People’s United Financial, Inc. and Virtu Financial, Inc., and has previously served on the Boards of Directors of Archipelago, Credittrade and Capital IQ. Mr. Cruger received a B.A. from Clark University and an M.B.A. from Columbia University.

Mr. Cruger’s diverse experience in investment banking at a global financial services firm, his extensive knowledge of financial institutions and financial markets, his leadership roles as a director of other financial services firms, and his international business experience bring critical skills and strategic insight to the Board.

Kourtney Gibson
Age: 39 Director since: July 2020 Board Committees: • Audit
Qualifications and Career Highlights:

Kourtney Gibson has been the President of Loop Capital Markets, an investment bank, brokerage and advisory firm, since June 2016. Prior to this role, Ms. Gibson served in various roles at Loop Capital Markets, including as Head of the Fixed Income Division from January 2015 to June 2016 and Head of the Equity Division from June 2005 to December 2015. Ms. Gibson currently serves on the Board of lululemon athletica inc. and is a member of The Economic Club of Chicago and the Treasury Market Practices Group sponsored by the Federal Reserve Bank of New York. Ms. Gibson also currently serves on the Board of Trustees at the University of Miami and Viterbo University, the Board of the Dibia Dream Foundation and as Chairman of the Board of the Chicago Scholars Foundation. Ms. Gibson received an M.B.A. from the Kellogg School of Management at Northwestern University and a B.B.A. from the University of Miami.

Ms. Gibson brings to the Board her wealth of experience relating to the evolving market structure of both the fixed income and equity markets, as well her broad-based experience with institutional investor clients.

8	2021 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Justin G. Gmelich
Age: 52 Director since: October 2019 Board Committees: • Audit
Qualifications and Career Highlights:

Justin G. Gmelich has been a Partner and Global Head of Markets with King Street Capital Management, a global investment management company, since January 2020, where he is also a member of the Management Committee, the Global Investment Committee and the Real Estate Investment Committee.  Prior to this, Mr. Gmelich was the Global Chief Operating Officer for Fixed Income, Commodities, and Currencies (“FICC”) at Goldman Sachs from November 2017 to March 2019.  Before being named COO of FICC, Mr. Gmelich was Global Head of Credit at Goldman Sachs since March 2012.  Additionally, while at Goldman Sachs, he was a member of the Firm’s Management Committee, Firmwide Risk Committee, Securities Division Executive Committee, Securities Division Volcker Committee and the Global Recruiting Council. Earlier in his career, Mr. Gmelich worked as an associate trader at Chase and was a vice president at Salomon Brothers. Mr. Gmelich serves as the Chair of the Villanova University Board of Trustees, where he also chairs the Investment Committee, and serves on the Boards of Teddy’s Fund and Trinity Hall. Mr. Gmelich received a B.S. in Finance from Villanova University, an M.S. in Accounting/Taxation from the University of Southern California and an M.B.A. in Finance from Columbia University.

Mr. Gmelich brings to the Board a deep knowledge of fixed income market structure and valuable experience in electronic trading.  Mr. Gmelich also provides key insight into the perspectives of our dealer customer base.

Richard G. Ketchum
Age: 70 Director since: April 2017 Board Committees: • Risk
Qualifications and Career Highlights:

Richard G. Ketchum is retired.  Mr. Ketchum was Chief Executive Officer of the Financial Industry Regulatory Authority, Inc. (“FINRA”) from March 2009 to July 2016 and served as Chairman of FINRA’s Board of Governors from March 2009 to August 2016.  Prior to joining FINRA, Mr. Ketchum held a range of senior regulatory positions in the financial industry over twenty years, including as Chief Executive Officer of NYSE Regulation, Inc., President of the NASDAQ OMX Group Inc., a predecessor of Nasdaq, Inc., President and Chief Operating Officer of the National Association of Securities Dealers Inc., a predecessor of FINRA, and Director of the Division of Market Regulation at the SEC.  Mr. Ketchum was also the General Counsel of the Corporate and Investment Bank of Citigroup Inc.  Mr. Ketchum is on the Board of Directors of GSS, a subsidiary of BNY Mellon.  He previously served as Non-Executive Chairman of the Board of Directors of Sculptor Capital Management, Inc. Mr. Ketchum received a B.A. from Tufts University and a J.D. from New York University School of Law.

Mr. Ketchum brings to the Board substantial regulatory experience in the securities industry and deep knowledge of the legal and compliance issues facing companies in the financial services industry.

2021 Proxy Statement	9

PROPOSAL 1 — ELECTION OF DIRECTORS

Emily H. Portney
Age: 49 Director since: October 2017 Board Committees: • Risk
Qualifications and Career Highlights:

Emily H. Portney has been Chief Financial Officer of BNY Mellon since July 2020. In this role, she is responsible for global financial strategy and finance functions, including controllership, business CFO teams, treasury, capital management, tax, corporate development, investor relations, procurement and real estate. Prior to this role, Ms. Portney was Head of Asset Servicing, Americas for BNY Mellon from October 2018 to July 2020. In that role, she oversaw the business unit that provides investment administration, and operational and technology solutions to alternative investment managers, asset managers, asset owners, insurance companies, banks and broker-dealers. Ms. Portney was Chief Financial Officer of Barclays International from September 2016 to September 2018, where she helped to establish the non-ring-fenced bank, and led a global organization spanning the Corporate and Investment Bank, the Private Bank, and the Cards and Payments businesses. From April 2016 to August 2016, she served as North America Chief Financial Officer for Visa, Inc. Prior to that, from June 1993 to January 2016, Ms. Portney worked at JPMorgan Chase & Co., serving in various senior roles including Global Head of Clearing, Collateral Management, and Execution; Chief Financial Officer of Equities and Prime Services; and Chief Operating Officer of Futures and Options. Ms. Portney previously served on the Board of Directors of The Depository Trust & Clearing Corporation (DTCC).  Ms. Portney received a B.A. from Duke University and an M.B.A. from Columbia University.

Ms. Portney brings leadership experience from a number of financial institutions. Ms. Portney also has in-depth experience relating to clearing operations and strategies and the requirements of operating a firm in a highly regulated industry.

Richard L. Prager
Age: 61 Director since: July 2019 Board Committees: • Compensation and Talent • Risk
Qualifications and Career Highlights:

Richard L. Prager has been a Senior Advisor at Tresata, a data analytics firm, since July 2019. From May 2016 to July 2019, Mr. Prager was a Senior Managing Director of BlackRock and served on the firm’s Global Executive Committee. In that role, he led the firm’s global trading, cash management and securities lending teams and played a leadership role in managing BlackRock’s global investment platform for both active portfolios and the iShares ETF business.  Mr. Prager joined BlackRock in 2008 during the financial crisis as a Managing Director in their Financial Market Advisory business where BlackRock assisted the U.S. Government and many financial firms navigating the crisis. After BlackRock acquired BGI in 2009, Mr. Prager moved internally to the investment platform where he initially headed fixed income trading and soon thereafter, oversaw all asset class trading. In 2012 he assumed responsibility of the firm’s cash management and securities lending businesses in addition to global trading.  Before joining BlackRock in 2008, Mr. Prager worked in various senior roles for Bank of America from 2000 to 2008 including Global Head of Rates, Currencies and Commodities.  He has also held senior roles at GenRe from 1999 to 2000, ING from 1993 to 1999 and Westpac from 1984 to 1993. Mr. Prager received a B.S. from Duke University.

Mr. Prager possesses valuable expertise in the financial markets and has been an industry leader in the areas of electronic trading and trading technology.  Mr. Prager also brings significant experience in the areas of global asset management, risk management and settlements.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director independence and tenure

The Board of Directors has determined that each of our current directors, other than Messrs. McVey, our Chief Executive Officer, and Concannon, our President and Chief Operating Officer, currently meet the independence requirements contained in the NASDAQ listing standards and applicable securities rules and regulations. None of our non-employee directors has a relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We do not have director age or term limits, as we believe our efforts to regularly refresh the Board with new directors, as well as natural turnover, have achieved the appropriate balance between maintaining longer-term directors with deep institutional knowledge and new directors who bring new perspectives and diversity to our Board. Our Board reviews director tenure every year in connection with its director independence determinations. We plan to continue to refresh our Board of Directors to ensure that it is composed of high functioning, qualified and diverse members.

Board diversity policy

The Company recognizes and embraces that having a diverse Board enhances both the Board’s effectiveness in fulfilling its oversight role and the Company’s performance. The Company’s Board Diversity Statement cites diversity at the Board level as an essential element in the attainment of its strategic objectives and in achieving sustainable and balanced development. In designing the Board’s composition, diversity is considered from a number of aspects, including but not limited to gender, age, race, ethnicity, nationality, cultural and educational background, professional experience, skills, knowledge and length of service. In any formal search for Board candidates, the Nominating and Corporate Governance Committee includes, and requests that any search firm that it engages include, qualified candidates with a diversity of race/ethnicity and gender in the initial pool from which the Committee selects director candidates.   The ultimate decision on all Board nominations is based on merit and the contributions that the selected candidates will bring to the Board, having due regard for the benefits of diversity. See Proposal 1—Election of Directors—Director Diversity for more information.

How nominees to our Board are selected

Candidates for election to our Board of Directors are nominated by our Nominating and Corporate Governance Committee and ratified by our full Board of Directors for election by the stockholders. The Nominating and Corporate Governance Committee operates under a charter, which is available in the Investor Relations — Corporate Governance section of our corporate website at www.marketaxess.com.

The Nominating and Corporate Governance Committee will give due consideration to candidates recommended by stockholders. Stockholders may recommend candidates for the Nominating and Corporate Governance Committee’s consideration by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described below under Communicating with our Board members. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above under Qualifications for director nominees though meeting such minimum qualification standards does not imply that the Nominating and Corporate Governance Committee will necessarily nominate the person recommended by a stockholder. The Nominating and Corporate Governance Committee may also engage outside search firms to assist in identifying or evaluating potential nominees.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board leadership structure

Our Chief Executive Officer (“CEO”) also serves as the Chairman of the Board (the “Chairman”), and we have a Lead Independent Director who is responsible, among other things, for consulting with the Chairman regarding the agenda and meeting schedules for each Board meeting, coordinating the activities of the non-employee directors, including presiding over the executive sessions of non-employee directors, and serving as a liaison between the Chairman and the non-employee directors. We believe that this structure is appropriate for the Company because it allows one person to speak for and lead the Company and the Board, while also providing for effective oversight by an independent Board through a Lead Independent Director. Our CEO, as the individual with primary responsibility for managing the Company’s strategic direction and day-to-day operations, is in the best position to provide Board leadership that is aligned with our stockholders’ interests, as well as the Company’s needs. Our overall corporate governance policies and practices, combined with the strength of our independent directors, serve to minimize any potential conflicts that may result from combining the roles of CEO and Chairman.

Mr. Casper has been appointed by our independent directors to serve as our Lead Independent Director.  Our Corporate Governance Guidelines provide that the Chairman of the Nominating and Corporate Governance Committee shall act as the Lead Independent Director, unless otherwise determined by a majority vote of the independent directors of the Board.

The Board has established other structural safeguards that serve to preserve the Board’s independent oversight of management. The Board is comprised almost entirely of independent directors who are highly qualified and experienced, and who exercise a strong, independent oversight function. The Board’s Audit Committee, Compensation and Talent Committee, Nominating and Corporate Governance Committee, Risk Committee and Finance Committee are comprised entirely of, and are chaired by, independent directors. Independent oversight of our CEO’s performance is provided through a number of Board and committee processes and procedures, including regular executive sessions of non-employee directors and annual evaluations of our CEO’s performance against pre-determined goals. The Board believes that these safeguards preserve the Board’s independent oversight of management and provide a balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Board committees

Audit Committee

The Audit Committee of the Board of Directors oversees the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. The Audit Committee is also responsible for preparing the audit committee report required to be included in this proxy statement, and the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Company’s outside auditor. The Audit Committee currently consists of Ms. Altobello (Chair), Mr. Cruger, Ms. Gibson and Mr. Gmelich.

The Board of Directors has determined that each member of the Audit Committee is an independent director in accordance with NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by NASDAQ rules. In addition, the Board has determined that each member of the Audit Committee satisfies the NASDAQ rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert” as defined by the SEC.  For information regarding the experience and qualifications of our Audit Committee members, see the information in this Proxy Statement under the section heading Proposal 1 — Election of Directors — Director information.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Compensation and Talent Committee

The Compensation and Talent Committee of the Board of Directors (the “Compensation Committee”) is responsible for reviewing and approving, and, as applicable, recommending to the full Board for approval, the compensation of the CEO and all other officers of the Company, as well as the Company’s compensation philosophy, strategy, program design and administrative practices. The compensation programs reviewed and approved by the Compensation Committee consist of all forms of compensation, including salaries, cash incentives, and stock-based awards and benefits. The Compensation Committee is also responsible for oversight of the Company’s talent management processes, including talent acquisition, leadership development and succession planning for key roles, reviewing the Company’s diversity, equity and inclusion programs, and reviewing the Company’s corporate culture.  The Compensation Committee currently consists of Mr. Begleiter (Chair), Ms. Altobello, Mr. Prager and Mr. Steinhardt. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” in accordance with NASDAQ listing standards and a “non-employee director” under the applicable SEC rules and regulations.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors identifies individuals qualified to become Board members and recommends for selection by the Board the director nominees to stand for election at each annual meeting of the Company’s stockholders. In connection therewith, the Nominating and Corporate Governance Committee reviews certain policies regarding the nomination of directors and recommends any changes in such policies to the Board for its approval; identifies individuals qualified to become directors; evaluates and recommends for the Board’s selection nominees to fill positions on the Board; and recommends changes in the Company’s corporate governance policies, including the Corporate Governance Guidelines, to the Board for its approval. The Nominating and Corporate Governance Committee oversees the annual review of the performance of the Board of Directors, each director and each committee. The Nominating and Corporate Governance Committee also oversees the Company’s environmental, social and governance strategy and initiatives. See Environmental, Social and Governance Strategy and Initiatives. The Nominating and Corporate Governance Committee currently consists of Mr. Cruger (Chair), Mr. Casper and Ms. Chwick. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with NASDAQ listing standards.

Risk Committee

The Risk Committee assists the Board with its oversight of the Company’s risk management activities, with particular responsibility for overseeing designated areas of risk that are not the primary responsibility of another committee of the Board or retained for the Board’s direct oversight. Items delegated to the Risk Committee by the Board include technology and cyber-security risk, credit risk, clearing risk and regulatory risk. The Risk Committee currently consists of Ms. Chwick (Chair), Mr. Ketchum, Ms. Portney and Mr. Prager.

Finance Committee

The Finance Committee assists the Board with its oversight of the Company’s global treasury activities, mergers, acquisitions, divestitures, and strategic investments, capital structure and capital allocation strategy, financing and liquidity requirements, dividends, stock repurchase authorizations, investor relations activities and insurance and self-insurance programs. The Finance Committee currently consists of Messrs. Steinhardt (Chair), Begleiter and Cruger. Prior to April 2021, the Finance Committee was known as the Investment Committee and assisted the Board in monitoring whether the Company had adopted and adheres to a rational and prudent investment and capital management policy; whether management’s investment and capital management actions were consistent with attainment of the Company’s investment policy, financial objectives and business goals; the Company’s compliance with legal and regulatory requirements pertaining to investment and capital management; the competence, performance and compensation of the Company’s external money managers; and such other matters as the Board or Investment Committee deemed appropriate.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings and attendance

The following table sets forth the chairs and membership structure of the Board and each standing Board committee as of April 28, 2021, and the number of Board and Board committee meetings held during 2020.

The non-management directors met in executive session without management directors or employees at each of the meetings of the Board during 2020. We expect each director to attend each meeting of the full Board and of the committees on which he or she serves and to attend the annual meeting of stockholders. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served, and all directors attended our 2020 annual meeting of stockholders (not counting Ms. Gibson, who was not a director at the time of our 2020 annual meeting).

Board involvement in risk oversight

The Company’s management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis. The Board’s responsibility is to monitor the Company’s risk management processes by informing itself of the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board is not responsible, however, for defining or managing the Company’s various risks.

The Board of Directors monitors management’s responsibility for risk oversight through regular reports from management to the Risk and Audit Committees and the full Board. Furthermore, the Risk and Audit Committees report on the matters discussed at the committee level to the full Board. The Risk and Audit Committees and the full Board focus on the material risks facing the Company, including strategic, operational, market, technology and cyber-security, credit, liquidity, legal and regulatory risks, to assess whether management has reasonable controls in place to address these risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the Company’s compensation arrangements are consistent with effective controls and sound risk management. Risk management is a factor that the Board and the Nominating and Corporate Governance Committee consider when determining who to nominate for election as a director of the Company and which directors serve on the Risk and Audit Committees. In addition, the Nominating and Corporate Governance Committee is charged with overseeing risk related to the Company’s environmental, social and governance strategy and initiatives. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

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The Company’s Global Management Team assists management’s efforts to assess and manage risk. The Global Management Team is chaired by the CEO and is comprised of the Company’s senior managers with global oversight. The Global Management Team assesses the Company’s business strategies and plans and ensures that appropriate policies and procedures are in place for identifying, evaluating, monitoring, managing and measuring significant risks. The Chief Risk Officer regularly prepares updates and reports for the Global Management Team, Risk Committee, Audit Committee and the Board of Directors.

We have assembled a cross-functional team, which includes several of our executive officers, for continuously monitoring the impact of the Pandemic on our employee base and business operations. Throughout the Pandemic, the Board has overseen this risk management initiative, working closely with management to maintain information flow and timely review of issues arising from the Pandemic. For information on the effect of the Pandemic on our business, see Management’s Discussion and Analysis—Critical Factors Affecting our Industry and our Company—Economic, Political and Market Factors in the Company’s Annual Report on Form 10-K.

Board evaluations, succession planning and talent management

Each year, the members of the Board of Directors conduct a confidential written assessment of the Board’s performance that is reviewed and summarized by the Company’s Lead Independent Director and the Chair of the Nominating and Corporate Governance Committee. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, diversity and individual skill sets, to ensure it serves the best interests of stockholders and positions the Company for future success. Each Board committee also conducts an annual written self-assessment of its performance during the prior year.  The results of the assessments are then summarized and communicated back to the appropriate committee chairpersons and our Lead Independent Director. After the evaluations, the Board and management work to improve upon any issues or focus points disclosed during the evaluation process. As part of the evaluation process, each committee reviews its charter annually.

The Board is committed to positioning MarketAxess for further growth through ongoing talent management, succession planning and the deepening of our leadership bench.  Management facilitates a formal talent management and leadership development review on an annual basis for the Board.   The review is focused on both immediate, short-term coverage plans for all executives in the event of an unforeseen situation, as well as longer-term, strategic succession planning.  A critical element of the review is an evaluation of the Company’s formal leadership development and talent acquisition initiatives in order to ensure that our leadership team has the skills, capabilities and experience to effectively lead our existing, and future, global business.  The review also focuses on the retention of key managers.  The annual talent management and leadership development review is supplemented by an additional year-end review by the Board of the individual performance and year-end compensation proposals for the executive management team and other key staff.

The Board values diversity among the management team and strives to increase the diversity of the executive management team, as well as the management teams reporting to them.  The Board considers formal and informal initiatives to promote diversity as part of their annual talent management review.  In addition, in any external searches for executive management team candidates in which the Company considers candidates that are not employees of the Company, the Company will request that any search firm that it engages include qualified candidates with a diversity of race/ethnicity and gender in the initial pool from which the Company selects such executive management team candidates.

The Board has formal exposure to the executive team at Board meetings, as well as at Board committee meetings and other discussions.  There are other opportunities for more informal interaction with employees across the organization throughout the year through various events and collaborative experiences.

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Code of Conduct, Code of Ethics and other governance documents

The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the CEO and Senior Financial Officers, which includes Mr. DeLise, our Chief Financial Officer. Both the Code of Conduct and the Code of Ethics for the CEO and Senior Financial Officers can be accessed in the Investor Relations — Corporate Governance section of our website at www.marketaxess.com.  We intend to satisfy any disclosure obligations regarding waivers of or amendments to our Code of Conduct and Code of Ethics for the CEO and Senior Financial Officers by posting such information on our website at www.marketaxess.com.

You may also obtain a copy of these documents without charge by writing to MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001, Attention: Investor Relations.

Copies of the charters of our Board’s Audit Committee, Compensation Committee, Finance Committee, Risk Committee and Nominating and Corporate Governance Committee, as well as a copy of the Company’s Corporate Governance Guidelines, can be accessed in the Investor Relations — Corporate Governance section of our website.

Communicating with our Board members

Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the MarketAxess Holdings Inc. Board of Directors, c/o General Counsel, 55 Hudson Yards, 15th Floor, New York, New York 10001. The General Counsel will review the correspondence and forward it to our CEO and Chairman of the Board and the Lead Independent Director, or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

In addition, any person, whether or not an employee, who has a concern regarding the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address, which is 55 Hudson Yards, 15th Floor, New York, New York 10001, or electronically, at our corporate website, www.marketaxess.com under the heading Investor Relations — Corporate Governance, by clicking the Confidential Ethics Web Form link.

Director compensation

Our Compensation Committee has retained the services of Grahall LLC (“Grahall”) as its independent compensation consultant for purposes of advising on non-employee director compensation. Grahall reports directly to the Compensation Committee and conducts an annual review of director compensation levels and a bi-annual review of director pay structure and practices, and in each event, shares the results of those reviews with the Compensation Committee. The Compensation Committee then submits any proposed changes in pay level or program structure of our non-employee director compensation to the full Board for its consideration, and if appropriate, approval.

Grahall reviews and recommends compensation structure and adjustments based on the board compensation of the following:

•	Proxy peer group (see Compensation Discussion and Analysis – How We Determine Pay Levels – Peer Group);
•	ISS peer group (updated by ISS annually); and
•	Industry data sources, including the National Association of Corporate Directors.

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All directors, other than Mr. McVey and Mr. Concannon, are regarded as non-employee directors. Mr. McVey and Mr. Concannon receive no additional compensation for service as a director.

In 2020, the Board member equity retainer was increased from $115,000 to $120,000 per year, as recommended by Grahall.  This change was effective June 10, 2020.  The change was made to better align director compensation with the above-referenced market data provided by Grahall.   The director pay recommendations resulted in pay levels between the projected medians of our proxy peers and ISS’s peer group.

A summary of the structure of our director pay program that is in effect as of June 2020 is as follows:

Director Compensation Pay Structure - Effective June 2020
	Cash Board Retainer ($)	Cash Chair Retainer ($)	Cash Committee Retainer ($)	Restricted Stock ($)
Annual Retainer – All	85,000	—	—	120,000
Audit Committee	—	25,000	12,500	—
Compensation / Talent Committee	—	20,000	7,500	—
Governance / Nominating Committee	—	15,000	7,500	—
Finance Committee (1)	—	10,000	2,500	—
Risk Committee	—	20,000	7,500	—
Lead Independent Director (2)	—	22,500	—	22,500

(1)	Prior to April 2021, and for the entirety of the 2020 fiscal year, the Finance Committee was known as the Investment Committee.
(2)	The Lead Independent Director can elect to receive his retainer in cash or in a combination of cash and equity.

In June 2020, we granted 238 shares of restricted stock to each non-employee director except for Ms. Gibson, who was granted a prorated amount of 209 shares on August 1, 2020 after joining the Board in July 2020. Mr. Casper, as Lead Director, received 45 additional shares equating to half of his applicable retainer.  All shares are scheduled to vest on May 31, 2021. The number of shares of restricted stock granted was determined on the grant date by dividing the equity grant value of $120,000 by the average of the closing price of our Common Stock for the ten trading days up to and including the grant date. We expect to continue to compensate our non-employee directors with a combination of cash and equity awards. All equity awards to non-employee directors are made under the Company’s 2020 Equity Incentive Plan.

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Below is a summary of the amount and form of actual compensation received by each non-employee director in 2020:

Director Compensation for Fiscal 2020
Name	Fees Earned or Paid in Cash (1)	Stock Awards ($)(2)(4)	All Other Compensation ($)(3)	Total($)
Stephen P. Casper, Lead Independent Director	116,250	136,423	422	253,095
Nancy Altobello	117,077	114,730	408	232,215
Steven L. Begleiter	106,794	114,730	360	221,884
Jane Chwick	112,500	114,730	360	227,590
William F. Cruger	115,000	114,730	360	230,090
Kourtney Gibson	44,819	107,990	—	152,809
Justin Gmelich	97,500	114,730	356	212,586
Richard Ketchum	92,500	114,730	360	207,590
Emily Portney	103,299	114,730	360	218,389
Richard Prager	100,000	114,730	320	215,050
John Steinhardt	103,206	114,730	360	218,296

(1)

The amounts represent Board, Committee, Committee Chair and Lead Independent Director retainers earned in 2020. For Ms. Gibson, the amount represents Board and Committee retainers earned for the portion of the year that she served on the Board.

(2)

The amounts represent the aggregate grant date fair value of stock awards granted by the Company in 2020, computed in accordance with FASB ASC Topic 718.  For further information on how we account for stock-based compensation, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.  Ms. Gibson received a prorated number of shares (209 shares) based on her length of service in 2020.

(3)	Represents accrued dividends paid on restricted stock.
(4)

The table below sets forth information regarding the aggregate number of stock awards outstanding at the end of fiscal year 2020 for each non-employee director, including unvested stock awards granted in fiscal year 2020 and, in relation to Messrs. Begleiter and Cruger and Ms. Chwick, RSUs for which the director previously elected to defer receipt.  There are no stock option awards granted in fiscal year 2020 that were outstanding at fiscal year end.

Equity Awards Outstanding
Aggregate Number of Stock Awards Outstanding at Fiscal Year End (#)
Stephen P. Casper, Lead Independent Director	283
Nancy Altobello	238
Steven L. Begleiter	756
Jane Chwick	724
William F. Cruger	1,210
Kourtney Gibson	209
Justin Gmelich	238
Richard Ketchum	238
Emily Portney	238
Richard Prager	238
John Steinhardt	238

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CORPORATE GOVERNANCE AND BOARD MATTERS

Share Ownership & Holding Guidelines

To keep the interests of non-employee directors and stockholders aligned, the Board of Directors has adopted stock ownership guidelines for our non-employee directors.  Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to five times the annual base cash retainer payable to a director, or $425,000.  As of April 2021, the holding requirement was equal to 834 shares, calculated using a price of $509.46 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ended on March 31, 2021.  The holding requirement must be achieved within five years after the director has become a Board member and maintained throughout the non-employee director’s service with the Company. All shares of Common Stock beneficially owned by the director, including shares purchased and held personally, vested and unvested restricted shares, vested and unvested restricted stock units, settled performance shares, and shares deferred under a non-qualified deferred compensation arrangement, count toward the minimum ownership requirement. Vested and unvested stock options and unearned performance shares are excluded.

In addition to the ownership guidelines, all non-employee directors must hold all shares granted for service for a minimum of five years from the date of grant. Directors are also required, for a period of six months following his or her departure from the Board, to comply with the Company’s Insider Trading Policy that, among other things, prohibits trading in the Company’s securities during specified blackout periods.

All of our non-employee directors have either achieved the designated level of ownership or are in the five-year period following their appointment or election to the Board during which they are expected to achieve compliance:

Directors' Stock Ownership
Multiple of Cash Retainer
Name	Elected	Requirement	Current Holdings
Stephen P. Casper, Lead Independent Director	April 2004	5x	320x
Nancy Altobello	April 2019	5x	4x
Steven L. Begleiter	April 2012	5x	52x
Jane Chwick	October 2013	5x	35x
William F. Cruger	November 2013	5x	35x
Kourtney Gibson	July 2020	5x	1x
Justin G. Gmelich	October 2019	5x	3x
Richard Ketchum	April 2017	5x	11x
Emily Portney	October 2017	5x	9x
Richard Prager	July 2019	5x	9x
John Steinhardt	April 2000	5x	128x

Our equity plan provides for the accrual of dividends (or dividend equivalents) on unvested shares.   However, dividends are not paid and are subject to forfeiture until all restrictions on the shares have lapsed.

We do not provide any retirement benefits or other perquisites to our non-employee directors.

Certain relationships and related party transactions

Review and approval of related party transactions

Our related parties include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our Common Stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are or will be participants to determine

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whether such related persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related party are disclosed in this Proxy Statement. In addition, the Audit Committee reviews and, if appropriate, approves and ratifies any related party transaction that is required to be disclosed.

Though not considered related party transactions that are required to be disclosed under SEC rules, each of the 5% stockholders that are listed under Security Ownership of Certain Beneficial Owners and Management or their affiliated entities is a party to a user agreement or dealer agreement that governs their access to, and activity on, our electronic trading platforms. These agreements were each entered into in the ordinary course of business and, subject to our usual trade terms, provide for the fees and expenses to be paid by such entities for the use of the platform.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE STRATEGY AND INITIATIVES

MarketAxess is committed to integrating sustainability into our everyday actions to help create long-term value for our stockholders and the communities in which we operate. We aim to operate the company responsibly while managing risks and using our resources wisely.  The Company’s environmental, social and governance (“ESG”) strategy and initiatives are overseen by the Board’s Nominating and Corporate Governance Committee.  We have also established an ESG Working Group comprised of employees from across the Company, including members of senior management.  As further described in the Company’s 2020 ESG Report, MarketAxess demonstrated its ESG commitment in 2020 by practicing sustainability, advocating volunteerism and philanthropy and actively partnering with our employees, clients and others on environmental, social and governance initiatives.  Our 2020 ESG Report can be accessed in the Investor Relations — Corporate Governance section of our website.

We believe that our growing role in making the global credit markets work better brings with it the obligation to be a responsible corporate citizen. MarketAxess’ vision of corporate citizenship has four pillars:

•

An enduring commitment to high standards of governance. We believe the touchstones of responsible leadership are integrity and fairness. In 2020, we continued to strengthen our Board of Directors with new members who value the interests of all our stakeholders – clients, employees, investors and business partners. We benefit greatly from having board members who bring proven leadership to our ESG efforts.

•

Helping communities become more resilient. We expanded our support in 2020 to organizations that are on the frontline of addressing the impact of the Pandemic, particularly the immediate challenge of food insecurity. To address community resilience over the long term, we established the MarketAxess Charitable Foundation, whose mission is to work with organizations that support underserved communities, with an emphasis on youth education, diversity, equity and inclusion.

•

Building a strong, diverse workforce. We believe a strong culture built on accountability and mutual respect has been a significant factor in our success, and will continue to be even more so in the future. This year’s ESG Report details the initiatives we have taken to sustain our culture and ensure its continued vitality as we grow. Diversity, equity and inclusion must remain a priority if we are to continue to be prosperous over the long term, and our management team is working hard to strengthen this important part of our ESG program.

•

Adopting sound sustainability practices across our business operations. We are in the process of improving our ability to measure our Company’s impact in areas such as climate, waste, and water use.  As an initial part of that effort, we are reporting for 2020 against metrics outlined by the Sustainability Accounting Standards Board (SASB) for the first time for the following sectors: Security & Commodity Exchanges, Professional & Commercial Services and Software and IT.

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How MarketAxess defines sustainability

We define sustainability as a business’ commitment to advancing economic prosperity while improving the world in which we operate. Our commitment to sustainability and corporate responsibility is in line with our goal of applying our ingenuity, innovative technology and electronic network to make global credit markets work better for the people who depend on them. In pursuing this commitment, we embrace our responsibility as a corporate citizen to ensure that our global activities positively impact our communities and our environment.

Trading for Trees

Green bonds are fixed income instruments designed to fund projects that have positive environmental and/or climate benefits.  In 2020, $27 billion in corporate and municipal green bond trading volume was executed globally on MarketAxess, an increase of 42% from 2019. In the U.S., where public data is available, MarketAxess ranks as the largest corporate and municipal green bond marketplace with an estimated market share of 20.3% in TRACE-reported corporate and municipal green bond volume.

The second year of our “Trading for Trees” initiative with our partner, One Tree Planted, a 501(c)(3) non-profit that focuses on global reforestation, proved successful.  Our clients’ green bond trading on the MarketAxess platform resulted in over 130,000 trees being planted across five continents and eight countries, including India, Papua New Guinea, Canada and New Zealand. In 2020, One Tree Planted created 1,498 jobs and planted over 2 million fruit trees to support almost 30,000 families in critical regions around the world.

22	2021 Proxy Statement

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021 and to audit the Company’s internal control over financial reporting as of December 31, 2021, and the Board is asking stockholders to ratify that selection. PwC has audited our consolidated financial statements each year since our formation in 2000. The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms and the Audit Committee currently believes that the continued retention of PwC is in the best interests of the Company and our stockholders. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC, but may ultimately determine to retain PwC as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

In 2011, the Company, in the ordinary course of its business, entered into a bulk data agreement with PwC for the purpose of supporting valuation conclusions reached by PwC in the normal course of PwC’s audit and other work for its clients, which has been amended from time to time. Pursuant to the agreement, the Company provides bond pricing data to PwC on terms consistent with the terms of similar data sales agreements entered into by the Company. The aggregate annual revenue to the Company from the data agreement is $295,000. On an annual basis, the Audit Committee evaluates the effect of such agreement on the independence of PwC and has concurred with the opinion of the Company’s management and PwC that the arrangement constitutes an “arm’s-length” transaction that would not affect PwC’s independence.

Representatives of PwC will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Your vote

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

2021 Proxy Statement	23

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and other fees

The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the years ended December 31, 2020 and 2019 and the audit of our broker-dealer subsidiaries’ annual financial statements, as well as fees paid to PwC for tax compliance and planning, if any, and other services, are set forth below.

Except as set forth in the following sentence, the Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audit-related, tax and other services rendered by PwC to the Company or its subsidiaries. The Audit Committee has authorized the CEO and the Chief Financial Officer to purchase permitted non-audit services rendered by PwC to the Company or its subsidiaries up to, and including, a limit of $10,000 per service and an annual aggregate limit of $20,000 for all such services.

Immediately following the completion of each fiscal year, the Company’s independent registered public accounting firm submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm), as soon as possible, the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Immediately following the completion of each fiscal year, the independent registered public accounting firm also submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

Set forth below is information regarding fees paid by the Company to PwC during the fiscal years ended December 31, 2020 and 2019.

Fee Category	2020	2019
Audit Fees(1)	$2,765,478	$2,261,404
All Other Fees(2)	4,460	4,838
Total	$2,769,938	$2,266,242

(1)

The aggregate fees incurred include amounts for the audit of the Company’s consolidated financial statements (including fees for the audit of our internal controls over financial reporting) and the audit of our broker-dealer subsidiaries’ annual financial statements.

(2)	Other Fees are comprised of annual subscription fees for accounting related research and service fees related to XBRL conversion services.

24	2021 Proxy Statement

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee currently consists of Ms. Altobello (Chair), Mr. Cruger, Ms. Gibson and Mr. Gmelich. Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of NASDAQ and the applicable rules and regulations of the SEC.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates, and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors.

During fiscal year 2020, the Audit Committee met six times. The Company’s senior financial management and independent registered public accounting firm were in attendance at such meetings. Following each quarterly meeting during 2020, the Audit Committee conducted a private session with the independent registered public accounting firm, without the presence of management. The Audit Committee also had one joint meeting with the Risk Committee during 2020.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

We have reviewed and discussed with senior management the Company’s audited financial statements for the year ended December 31, 2020 which are included in the Company’s 2020 Annual Report on Form 10-K. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

In discharging our oversight responsibility as to the audit process, we have discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

We have received the written disclosures and the letter from PwC concerning their communications with us concerning independence, as required by applicable requirements of the PCAOB, and we have discussed with PwC their independence.

Based upon the foregoing review and discussions with our independent registered public accounting firm and senior management of the Company, we recommended to our Board that the financial statements prepared by the Company’s management and audited by its independent registered public accounting firm be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, that was filed with the SEC.

Submitted by the Audit Committee of the
Board of Directors:

Nancy Altobello — Chair
William F. Cruger
Kourtney Gibson
Justin G. Gmelich

2021 Proxy Statement	25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 12, 2021 by (i) each person or group of persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our named executive officers, (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of April 12, 2021 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended, and includes voting and investment power with respect to shares. The percentage of beneficial ownership is based on 37,607,108 shares of Common Stock outstanding at the close of business on April 12, 2021. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001.

	Number of Shares Beneficially Owned	Percentage of Stock Owned
5% Stockholders
The Vanguard Group (1)	4,165,820	11.08%
BlackRock, Inc. (2)	3,435,510	9.14%
Named Executive Officers and Directors
Richard M. McVey (3)	545,992	1.45%
Nancy Altobello (4)	606	*
Steven Begleiter (5)	8,223	*
Stephen P. Casper (6)	53,408	*
Jane Chwick (7)	5,877	*
Christopher Concannon (8)	27,454	*
William F. Cruger (9)	4,892	*
Kourtney Gibson (10)	209	*
Justin Gmelich (11)	446	*
Richard G. Ketchum (12)	1,760	*
Emily H. Portney (13)	1,497	*
Richard Prager (14)	1,526	*
John Steinhardt (15)	21,313	*
Antonio L. DeLise (16)	17,041	*
Kevin McPherson (17)	91,265	*
Scott Pintoff (18)	4,979	*
Christophe Roupie (19)	8,331	*
Nicholas Themelis (20)	28,362	*
All Executive Officers and Directors as a Group (18 persons) (21)	823,181	2.19%

*	Less than 1%.
(1)

Information regarding the number of shares beneficially owned by The Vanguard Group was obtained from a Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2021. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(2)

Information regarding the number of shares beneficially owned by BlackRock, Inc. was obtained from a Schedule 13G filed by BlackRock, Inc. with the SEC on January 29, 2021. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

26	2021 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)

Consists of (i) 431,930 shares of Common Stock owned individually; (ii) 2,000 shares of Common Stock owned by immediate family members; (iii) 41,314 shares of unvested restricted stock; and (iv) 70,748 shares of Common Stock issuable pursuant to stock options granted to Mr. McVey that are or become exercisable within 60 days. Does not include (i) 160,877 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 5,735 unvested restricted stock units; (iii) 285,452 deferred restricted stock units or (iv) 7,930 performance shares.

(4)	Consists of (i) 368 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days.
(5)	Consists of (i) 7,985 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days. Does not include 518 deferred restricted stock units.
(6)

Consists of (i) 8,317 shares of Common Stock owned individually; (ii) 44,808 shares held indirectly in a trust for which Mr. Casper’s spouse is the trustee; and (iii) 283 unvested restricted stock units that vest within 60 days.

(7)

Consists of (i) 5,153 shares of Common Stock owned individually; (ii) 238 unvested restricted stock units that vest within 60 days; and (iii) 486 deferred restricted stock units that will deliver within 60 days.

(8)

Consists of (i) 8,540 shares of Common Stock owned individually; and (ii) 18,914 shares of unvested restricted stock. Does not include (i) 81,226 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 15,522 unvested restricted stock units or (iii) 5,343 performance shares.

(9)	Consists of (i) 4,654 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days. Does not include 972 deferred restricted stock units.
(10)	Consists of 209 unvested restricted stock units that vest within 60 days.
(11)	Consists of (i) 208 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days.
(12)	Consists of (i) 1,522 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days.
(13)	Consists of (i) 1,259 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days.
(14)	Consists of (i) 1,288 shares of Common Stock beneficially owned by Mr. Prager by trust; and (ii) 238 unvested restricted stock units that vest within 60 days.
(15)	Consists of (i) 21,075 shares of Common Stock owned individually; and (ii) 238 unvested restricted stock units that vest within 60 days.
(16)

Consists of (i) 7,053 shares of Common Stock; (ii) 381 shares of unvested restricted stock; and (iii) 9,607 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 2,025 unvested restricted stock units; (ii) 18,172 deferred restricted stock units or (iii) 1,851 performance shares.

(17)

Consists of (i) 68,534 shares of Common Stock; (ii) 343 shares of unvested restricted stock; and (iii) 22,388 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 2,211 unvested restricted stock units or (ii) 2,103 performance shares.

(18)	Consists of (i) 4,661 shares of Common Stock; and (ii) 318 shares of unvested restricted stock. Does not include (i) 1,494 unvested restricted stock units or (ii) 1,346 performance shares.
(19)	Consists of (i) 4,601 shares of Common Stock; and (ii) 3,730 shares of unvested restricted stock. Does not include 885 performance shares.
(20)

Consists of (i) 14,513 shares of Common Stock owned in joint tenancy with his spouse; (ii) 416 shares of unvested restricted stock; and (iii) 13,433 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 2,658 unvested restricted stock units or (ii) 2,515 performance shares.

(21)

Consists of (i) 638,469 shares of Common Stock; (ii) 65,416 shares of unvested restricted stock; (iii) 3,120 shares of restricted stock units that vest or deliver within 60 days; and (iv) 116,176 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days.  Does not include (i) 242,103 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 29,645 restricted stock units that are unvested or (iii) 21,973 performance shares.

2021 Proxy Statement	27

EXECUTIVE OFFICERS

Set forth below is information concerning our executive officers as of the date hereof.

Name	Age	Position
Richard M. McVey	61	Chief Executive Officer and Chairman of the Board of Directors
Christopher R. Concannon	53	President and Chief Operating Officer
Antonio L. DeLise	60	Chief Financial Officer
Kevin McPherson	50	Global Head of Sales
Scott Pintoff	50	General Counsel and Corporate Secretary
Christophe Roupie	55	Head of EMEA and APAC
Nicholas Themelis	57	Chief Information Officer

Richard M. McVey has been Chief Executive Officer and Chairman of our Board of Directors since our inception. See Proposal 1 — Election of Directors — Director information for a discussion of Mr. McVey’s business experience.

Christopher R. Concannon has been President and Chief Operating Officer, and a member of the Board of Directors, since January 2019. See Proposal 1 — Election of Directors — Director information for a discussion of Mr. Concannon’s business experience.

Antonio L. DeLise has been Chief Financial Officer since March 2010. From July 2006 until March 2010, Mr. DeLise was the Company’s Head of Finance and Accounting, where he was responsible for financial regulatory compliance and oversight of all controllership and accounting functions. Prior to joining us, Mr. DeLise was Chief Financial Officer of PubliCard, Inc., a designer of smart card solutions for educational and corporate sites, from April 1995 to July 2006. Mr. DeLise also served as Chief Executive Officer of PubliCard from August 2002 to July 2006, President of PubliCard from February 2002 to July 2006, and a director of PubliCard from July 2001 to July 2006. Prior to PubliCard, Mr. DeLise was employed as a senior manager with the firm of Arthur Andersen LLP from July 1983 through March 1995. Mr. DeLise received a B.S. in accounting from Fairfield University, from which he graduated magna cum laude.

Kevin McPherson has been Global Head of Sales since June 2014.  From January 2008 to June 2014, Mr. McPherson was the Company’s U.S. Sales Manager.  From March 1999 to December 2007, Mr. McPherson was a Sales Representative for the Company, running the Company’s West Coast sales and distribution effort.  From June 1996 to March 1999, Mr. McPherson worked within the Emerging Markets Fixed Income Group of Scudder Stevens & Clark, where he traded emerging market fixed income securities and supported portfolio administration.  Mr. McPherson began his career at State Street Bank & Trust, where he worked from June 1994 to June 1996 as an accountant and auditor for fixed income and equities portfolios.  Mr. McPherson received a B.A. in business administration from the University of Maine.

Scott Pintoff has been General Counsel and Corporate Secretary since February 2014.  Prior to joining us, Mr. Pintoff was General Counsel and Corporate Secretary at GFI Group, a position he held since 2003.  At GFI, Mr. Pintoff was responsible for all legal, regulatory and compliance matters, including their IPO, all acquisitions and implementation of the Dodd-Frank Act. Mr. Pintoff joined GFI Group in 2000 as Associate General Counsel. Prior to GFI, Mr. Pintoff was at Dewey Ballantine LLP from 1996 to 2000 within the mergers and acquisitions group. Mr. Pintoff received a B.A. (Honors) from Wesleyan University and a J.D. from the New York University School of Law.

28	2021 Proxy Statement

EXECUTIVE OFFICERS

Christophe Roupie has been Head of EMEA and APAC since May 2020. From March 2017 through May 2020, Mr. Roupie was the Company’s Head of Europe and Asia.  Prior to joining us, from October 2015 until October 2016, Mr. Roupie was the CEO of HiRock AG, a family office in Switzerland.  From May 2005 to October 2015, Mr. Roupie was Global Head of Trading and Securities Financing at AXA Investment Managers. While at AXA Investment Managers, he managed trading teams in Paris, London, Hong Kong and Greenwich, Connecticut across equities, fixed income, FX, derivatives, repo and stock lending.  Prior to this, Mr. Roupie was the Global Head of Fixed Income Trading at IXIS AM (now Natixis Asset Management) from October 2000 to March 2005.

Nicholas Themelis has been Chief Information Officer since March 2005. From June 2004 through February 2005, Mr. Themelis was the Company’s Head of Technology and Product Delivery. From March 2004 to June 2004, Mr. Themelis was the Company’s Head of Product Delivery. Prior to joining us, Mr. Themelis was a Principal at Promontory Group, an investment and advisory firm focused on the financial services sector, from November 2003 to March 2004. From March 2001 to August 2003, Mr. Themelis was a Managing Director, Chief Information Officer for North America and Global Head of Fixed-Income Technology at Barclays Capital. From March 2000 to March 2001, Mr. Themelis was the Chief Technology Officer and a member of the Board of Directors of AuthentiDate Holdings Corp., a start-up focused on developing leading-edge content and encryption technology. Prior to his tenure at AuthentiDate, Mr. Themelis spent nine years with Lehman Brothers, ultimately as Senior Vice President and Global Head of the E-Commerce Technology Group.

2021 Proxy Statement	29

A LETTER FROM OUR COMPENSATION AND TALENT COMMITTEE

Dear Fellow Stockholders,

As members of MarketAxess’ Compensation and Talent Committee (the “Compensation Committee”), we endeavor to create an executive compensation program that is performance-based, directly correlated with business and financial results, and designed to attract, reward and retain high caliber executives.

2020 was a challenging year for the global economy as a result of the Pandemic. During this time, despite the volatility caused by the Pandemic, MarketAxess maintained strong financial performance and delivered on our operating expectations. The Compensation Committee took into account the Company’s performance, in addition to the direct feedback we heard from our stockholders, as we implemented the 2020 compensation program and structured the compensation program for 2021. In consideration of the Company’s strong financial and operating performance, we did not make any changes or adjustments to our executive compensation program as a result of the Pandemic.

In 2020, following a thorough review of the compensation program and significant stockholder engagement, the Committee implemented a number of substantive enhancements that both responded to stockholder feedback and continued to support our core compensation principles. These changes were designed to enhance the performance-based nature of the program, while retaining the key elements of the program that have been highly successful for both our executives and our stockholders for many years. Stockholder feedback since these changes were implemented, through the 2020 say-on-pay proposal, which received 93.7% support, and subsequent stockholder engagement in late 2020 and early 2021, has generally been positive.

The Compensation Committee seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices. We remain determined to understand your perspectives and committed to considering constructive changes in response to your feedback.

Our Committee is and will remain committed to the ongoing evaluation and improvement of our executive compensation program. We look forward to continuing the dialogue and encourage you to reach out with any questions or concerns related to our program before making your voting decision. Thank you for your investment in MarketAxess.

Submitted by the Compensation and Talent Committee of the Board of Directors:

Steven L. Begleiter – Chair

Nancy Altobello

Richard L. Prager

John Steinhardt

30	2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program and provides an overview of the Company’s pay for performance methodology and compensation decisions for our CEO, CFO and our three other mostly highly compensated executive officers (collectively, our Named Executive Officers (“NEOs”)).  For fiscal year 2020, our NEOs and their respective titles were as follows:

Name	Title
Richard M. McVey	Chairman of the Board, Chief Executive Officer (“CEO”)
Christopher R. Concannon	President and Chief Operating Officer (“President”)
Antonio L. DeLise	Chief Financial Officer (“CFO”)
Kevin McPherson	Global Head of Sales (“Head of Sales”)
Nicholas Themelis	Chief Information Officer (“CIO”)

We did not make any changes or adjustments to our executive compensation program as a result of the Pandemic. Any consideration given to the impact of the Pandemic by the Compensation Committee in their evaluation of a NEO’s performance during 2020 is described below in “How We Determine Pay Levels—Individual Performance”.

Responding to stockholders; evolving pay practices

Say-on-Pay Support

Our annual say-on-pay vote (“Say-on-Pay”) is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. At the 2020 Annual Meeting of Stockholders (the “2020 Meeting”), approximately 93.7% of the votes cast approved the Say-on-Pay proposal, an increase from 73% in 2019.  Management and the Board had conducted extensive outreach with our stockholders before and following our 2019 Annual Meeting of Stockholders to better understand investors’ perspectives on our compensation program. As a result of investor feedback, the Compensation Committee approved several changes to our compensation program for 2020 in an effort to enhance the performance-based nature of the program, while retaining the key elements of the program that have been highly successful for both our executives and our stockholders for many years.

2020 Stockholder Engagement

Since the 2020 Meeting, we reached out to stockholders who collectively represented over 60% of our outstanding common stock and had conversations with eight stockholders who requested engagement representing more than 21% percent of our outstanding common stock.  During our outreach, we discussed a range of relevant topics with stockholders, including the changes to our executive compensation programs that were put into place in 2020, for which we received consistently positive feedback.  Most of the meetings also covered a variety of ESG matters. Stockholder feedback was relayed directly to the Board of Directors.

During our meetings with stockholders, we heard strong support for the performance of the Company, our CEO and senior management team, as well as appreciation of our outreach efforts. Stockholders also generally reacted positively to our decision to directly tie 50% of each NEO’s target annual cash incentive award to the Company’s operating income goals and 50% to the NEO’s delivery against individual goals and key strategic initiatives for the Company.  In general, stockholders preferred that we disclose more details, and provide more transparency around the use of individual performance metrics for each NEO, including how such metrics are determined and how they relate to the Company’s strategic goals.  We also received positive feedback on the implementation of a three-year measuring period for performance equity awards beginning with the performance shares awarded in 2020.

With regard to non-compensation matters, the stockholders with whom we spoke welcomed the continued refreshment of the Board, the publication of our first Sustainability Report and the success of our Trading-for-Trees initiative. As our ESG program evolves, certain stockholders also requested that the Company implement a formal ESG disclosure framework and provide more disclosure relating to the diversity of our Board.

2021 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

Actions in 2020

We took the following actions and implemented the following changes to our executive compensation program for performance year 2020:

•

NEO’s Annual Cash Incentive Compensation Program – Beginning in 2020, 50% of the NEO’s targeted annual cash incentive is tied to the Company’s Adjusted Operating Income performance for the fiscal year based on the 2020 budget, while 50% is tied to the executive’s delivery against individual goals and key strategic initiatives for the Company.

•

Annual Equity Award Performance Share Metrics – Beginning in 2020, the performance shares granted in January, representing 50% of our NEOs’ annual equity award in relation to prior year performance, are awarded with a three-year performance period based on a combination of operating margin and market share metrics.  Performance targets for years two and three will be based off of previous years’ actual results.

•

Continued Committee Refreshment – In January 2020, the Chair of the Compensation Committee was rotated to Mr. Begleiter, and Ms. Altobello joined the Compensation Committee.  In addition, as a result of updating its responsibilities and charter to include talent management and succession planning, the Committee also formally changed its name to the Compensation and Talent Committee (although referred to as the Compensation Committee in this CD&A).  In addition, the Compensation Committee updated its charter.

Business and financial performance

MarketAxess 2020 Performance

Performance year 2020 marked our 12th consecutive year of record financial results driven by estimated market share gains across all of our global credit products and a healthy increase in U.S. credit market volumes.  The 2020 results reflect record volume and revenue in U.S. high-grade, U.S. high-yield, emerging market corporate and sovereign bonds, European credit, U.S. municipal bonds and U.S. treasuries. In 2020, we continued to invest in new protocols, technology and platform functionality, new product areas and expanding our geographic reach. To support our investment agenda, our global staff count increased to 606 at year end 2020, a 15% increase year-over-year.  The headcount growth was largely concentrated in technology, customer facing and business support areas.  We also completed the acquisition of Regulatory Reporting Hub in November 2020, which further expands and enhances our transaction and trade reporting services across a broader European client base, particularly in Germany, France and the Nordics.

How COVID-19 Impacted Performance

As a result of the Pandemic, we experienced significant changes in our daily operations in 2020. In mid-March 2020, we successfully implemented a global work from home mandate for all our employees and we were able to continue to provide our trading platforms and other services to our clients without interruption. In particular, we believe that Open Trading liquidity has been increasingly essential to the functioning of credit markets during the Pandemic, and MarketAxess has played a valuable role keeping our clients connected to the market as traders moved from their centralized trading floors to home offices. During the first several months of the Pandemic, we helped over 10,000 individual users connect to our trading platforms from their homes. Although we have reprioritized certain technology projects due to the changing needs of our clients in the current market environment, we have largely continued with our hiring plans, capital expenditures and the expansion of our trading platforms and services into new jurisdictions.

32	2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Our performance in key metrics include:

Revenue:  This was our 12th consecutive year of record revenue with our core four products producing record revenues.  Total revenues exceeded $689 million, up 35% from 2019.   Commission revenues were over $634 million, up 37% from 2019.

Volume Growth:  We delivered credit trading volumes of $2.6 trillion, up 26% from 2019.  This included record volumes in all four of our core products.  We delivered record estimated U.S. high-grade and U.S. high-yield market share of 21.6% and 17.1%, respectively.  We have 1,823 active global institutional clients, up almost 6% from 2019.  Our 899 active international institutional clients increased 8% from 2019, representing almost 29% of our trading volume in 2019.

Earnings Growth:  This was our 12th consecutive year of record operating income.  Operating income of almost $375 million was up 49% from 2019.  Diluted earnings per share of $7.85 was up over 45% as compared to 2019.

Stock Price and Capital Returns:  In addition to a 50% increase in stock price, we increased our annual dividend from $2.04 to $2.40 per share, or 18%, and returned over $107 million of capital to stockholders through our stock buyback and dividend programs.

2021 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

Relative Performance

For 2020, we evaluated our year-over-year financial growth as compared to our Peer Group (as defined below under How We Determine Pay Levels – Peer Group).  For the period ending December 31, 2020, our operating income growth outperformed all of our 18 peers in the Peer Group.  We ranked third out of 18 in year-over-year revenue growth, fifth in EPS growth, fourth in year-over-year stock price growth and third in three- and five-year stock price growth.

Our share price growth as compared to the following indices for the one-, three-, and five-year periods ended December 31, 2020 was as follows:

Share Price Growth
	MKTX	Russell 1000		NASDAQ Comp.		S&P 500
	Stock Return	Stock Return	MKTX Outperformance	Stock Return	MKTX Outperformance	Stock Return	MKTX Outperformance
1-year	50.5%	18.9%	31.6%	43.6%	6.9%	16.3%	34.2%
3-year	182.8%	43.1%	139.7%	86.7%	96.1%	40.5%	142.3%
5-year	411.3%	87.4%	323.9%	157.4%	253.9%	83.8%	327.5%
10-year	2641.8%	204.3%	2437.4%	385.8%	2255.9%	198.7%	2443.1%

In 2020, we continued to deliver long-term value for our stockholders as evidenced by ranking 188th in five-year total stockholder return (“TSR”) (approximately 89th percentile) and 12nd in ten-year TSR (approximately 99th  percentile) of all 2,236 U.S. public companies with over $1 billion in market capitalization (as reported by FactSet).

How 2020 Performance Affected Executive Compensation

A significant portion of each NEO’s compensation is dependent on our financial performance. The Company generated $423.6 million of Adjusted Operating Income in 2020, which was above our 2020 internal target Adjusted Operating Income goal of $334.3 million.  Accordingly, the accrual under our cash incentive plan was higher than budgeted, resulting in higher cash incentive compensation for our NEOs.  Further details about how the Adjusted Operating Income affected the NEO’s cash incentive can be found in Annual Cash Incentive Awards below.

The Compensation Committee considered the Company’s relative outperformance in determining the size of the equity awards granted in January 2021 for 2020 performance.

The chart below shows the change in base salary, total cash (which includes base salary and incentive cash) and total direct compensation (“TDC”) (which includes cash payments, annual equity awards made in relation to prior year performance (e.g., January 2021 awards for 2020 performance) and the annualized value of multi-year equity awards) for each NEO (see Annual Cash Incentive Awards and Total Direct Compensation below).  The figures in the chart below differ from those shown in the Summary Compensation Table in Executive Compensation, as the Summary Compensation Table (“SCT”) reflects the full grant date value of any multi-year performance equity award received by the NEOs in the year actually granted (as required by the SEC).  Additionally, the SCT includes equity awards granted in January 2020 for 2019 performance, which are included in the 2019 data in the below chart.

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	Base Salary			Total Cash Compensation			Total Direct Compensation
	2020	2019	Change	2020	2019	Change	2020	2019	Change
	($ in thousands)
Richard M. McVey, CEO (1)	500	500	0%	2,750	500	450%	8,500	7,750	10%
Christopher R. Concannon, President	500	500	0%	2,000	2,000	0%	5,500	5,250	5%
Antonio L. DeLise, CFO	300	300	0%	1,200	1,175	2%	2,400	2,085	15%
Kevin McPherson, Head of Sales	300	300	0%	1,500	1,400	7%	2,850	2,500	14%
Nicholas Themelis, CIO	300	300	0%	1,500	1,500	0%	3,200	2,800	14%

(1)	In 2019, the CEO received a commensurately higher equity award in lieu of a cash incentive.

How we make compensation decisions

Executive Compensation Principles and Strategy

Our executive compensation program is designed to promote the following core principles that are aligned with our Company’s business strategy:

•	Alignment: we align and reward Company and individual performance and decision-making with long-term stockholder value creation;
•	Retention: attract, reward and retain high caliber executives;
•	Motivation: motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance;
•	Prudence: discourage imprudent risk taking by avoiding undue emphasis on any one metric or short-term goals; and
•	Fairness: be transparent and fair to both our NEOs and our stockholders.

We believe these principles have served us well for many years, and we are continuing to refine them in response to input from our stockholders.

Our compensation principles place a majority of our executive officers’ compensation at risk and emphasize incentives tied to individual and Company performance, as well as continued service. As a result, the only fixed compensation paid is base salary, which represented 6% of our CEO’s total compensation and no more than 12% of the other NEO’s total compensation in 2020.  We also seek to promote long-term commitments from our NEOs because we believe that continuity of the Company’s leadership team benefits both the Company and our stockholders. As such, we utilize long-term (three- to five-year) equity incentives in conjunction with short-term incentives (performance-based annual cash awards). Ultimately, the value realized by our NEOs from our equity incentive awards will depend on our financial performance, changes in our Common Stock price, and satisfaction of an award’s vesting schedule. Taken together, we believe these factors help create a comprehensive scheme that both reinforces our long-term performance-based orientation and is aligned with the interests of our stockholders.

To assess the financial impact of our compensation programs and ensure alignment with the interests of our stockholders, we focus on managing our aggregate compensation and benefits expense expressed as a percentage of our total annual revenues (“C&B Ratio”). We believe that monitoring this measure improves our overall profitability.  The NEOs’ annual incentive payments are a component of aggregate compensation expense.  Additionally, the C&B Ratio provides a normalized efficiency measure by which we can compare our compensation structure to those maintained by our peers and other financial and technology industry companies.  Since 2012, our C&B Ratio has been below 30%, which we believe is an appropriate target given our current revenues, employee base and strategic plans.

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COMPENSATION DISCUSSION AND ANALYSIS

Best Practices in Compensation Governance

Our pay practices align with our compensation principles and facilitate our implementation of those principles.  They also demonstrate our commitment to sound compensation and governance policies.

Compensation Policies and Practices
	What We Do		What We Avoid
√	Emphasis on performance-based compensation	X	No guaranteed bonuses except for new hires
√	Use of clawbacks	X	No pension / SERP plans
√	Stock ownership guidelines	X	No single-trigger change in control benefits
√	Use of long-term equity awards that align with	X	No §280G excise tax “Gross-Up” Benefits
	stockholder interests	X	No recycling of shares
√	Automatic reduction of severance payments subject	X	No dividends on performance shares until earned
	to §280G excise tax	X	No "repricing" underwater options without
√	Engage with investors		stockholder approval
√	Dividends and dividend equivalents on restricted	X	No hedging or pledging of MarketAxess stock
	stock and RSUs are paid only when the awards vest	X	Limited perquisites and personal benefits
√	Engage independent compensation consultants

Role of the Compensation Committee

The Compensation Committee administers the compensation program for our NEOs.  The Compensation Committee reviews all components of remuneration (both cash and equity) and decides which elements of compensation, if any, should be adjusted or paid based on corporate and individual performance results and competitive benchmark data. The Compensation Committee also determines performance award payouts for the prior fiscal year based on actual results against performance goals.

In performing its duties, the Compensation Committee:

•

annually reviews competitive compensation data, recent compensation trends and any other relevant market data obtained by its compensation consultants and considers the impact on our compensation architecture, policies and strategies;

•

reviews all compensation, including equity holdings (both vested and unvested amounts) earned by each NEO, including each NEO’s past wealth realization and future equity incentive opportunities as well as a sensitivity analysis to help assess the Company’s ability to retain and motivate each NEO;

•	consults with the compensation consultants and full Board regarding market and performance data when considering decisions concerning the structure and amount of our CEO’s compensation;
•

considers the recommendations of our CEO relating to the performance of our NEOs (other than himself) and the recommendations of its compensation consultants relating to market data and compensation trends when considering decisions concerning the structure and amount of compensation of our NEOs.

The Compensation Committee’s function is fully described in its charter, which is available on our corporate website at www.marketaxess.com under Investor Relations – Corporate Governance.  In performing its duties, the Compensation Committee receives assistance from management and our independent compensation consultants. The Compensation Committee’s decisions relating to compensation for our NEOs are reviewed by our full Board of Directors.

Role of Independent Compensation Consultants

Pursuant to its charter, the Compensation Committee may retain and terminate any consultant or other advisor, as well as approve the advisor’s fees and other engagement terms. For fiscal year 2020, the Compensation Committee retained FW Cook (“FW Cook”) as its independent compensation consultant for purposes of advising on executive

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compensation.  Representatives from FW Cook attended Compensation Committee meetings, participated in executive sessions and communicated directly with the Compensation Committee.  During 2020, FW Cook provided the following services to the Compensation Committee:

•	Executive Compensation Design – Provided the Compensation Committee with executive compensation design suggestions and alternatives;
•	Pay Analysis – Reviewed and benchmarked competitive market pay levels and conducted retention analyses with respect to 2020 compensation for our NEOs;
•	Peer Group Construction – Reviewed and recommended changes to the Company’s peer group composition (as discussed below in Peer Group);
•

Equity Plan – Advised on the structure and terms of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan (the “Equity Incentive Plan”) that was approved by the Company’s stockholders at the 2020 Meeting, as well as the Company’s usage of authorized shares (i.e., “burn rate”); and

•

General Advice/Compliance – Provided general compensation-related recommendations to the Compensation Committee and performed other services, including providing advice regarding regulatory and advisory compliance issues, and other governance issues.

Grahall Partners LLC advised the Compensation Committee with regard to the compensation for our Board of Directors and our non-executive employee population.

Each compensation consultant reported directly, and is directly accountable, to the Compensation Committee. The Compensation Committee assessed the independence of Grahall and FW Cook pursuant to SEC rules and determined that their work did not raise any conflicts of interest. The Compensation Committee will continue to monitor the independence of its compensation consultants on an annual basis.

Role of Senior Management

Senior management, including the CEO, President, and Head of Human Resources, set the agendas and prepare the materials for Compensation Committee meetings and attend those meetings, other than during executive session.  Other senior managers, such as the CFO and General Counsel, may also assist in the preparation or presentation of relevant material.  The CEO recommends annual compensation for the NEOs, other than himself, to the Compensation Committee for consideration, but the Compensation Committee is responsible for the final recommendations.  No member of management is present in the Compensation Committee meetings when matters related to their individual compensation are under discussion.

Compensation Risk Assessment

The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices.  The Compensation Committee regularly reviews the Company’s compensation policies and practices to ascertain any potential material risks that may be created by the Company’s compensation programs. FW Cook provided the Compensation Committee an assessment of the effectiveness of all major components of the Company’s compensation programs, including the mix between annual and long-term compensation; short and long-term incentive program design; incentive plan performance criteria and corresponding objectives; the Company’s severance and change-in-control policies; its claw-back policy; and its stock ownership guidelines. The Compensation Committee’s review includes the compensation practices for our entire employee base to ensure that our pay practices, compensation programs and business strategies do not motivate imprudent risk-taking by any employee.

The Compensation Committee considered these items in determining the appropriate compensation programs for the Company.  The Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are:

•	Significant use of equity compensation with long-term vesting (three to five years);

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COMPENSATION DISCUSSION AND ANALYSIS

•	Use of holding periods or cliff vesting for long-term equity awards;
•	Strong compensation recoupment policy;
•	Stock ownership and retention guidelines that meet market standards;
•	The Compensation Committee’s ability to exercise downward discretion in determining payouts, including after consideration of regulatory, compliance and legal issues; and
•	Training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

Based on the foregoing, the Compensation Committee and management agree that our compensation policies and practices do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company. We believe that our compensation programs do not provide incentives that encourage risk-taking beyond the Company’s ability to effectively identify and manage significant risks and is compatible with the internal controls and the risk management practices of the Company.

How we determine pay levels

Peer Group

The Compensation Committee assesses the Company’s financial performance and executive compensation competitiveness against a group of peer companies that it selects based on input from FW Cook.  A key objective of our executive compensation program is to ensure that the total compensation package and structure that we provide to our NEOs is competitive with the companies with whom we compete for executive talent. The 2020 peer group consisted of companies that are similar to the Company in terms of competitive positioning, financial size, operating characteristics, market sector or industry classification. FW Cook engages with the Compensation Committee to review the peer group annually and periodically make changes.

In 2020, FW Cook completed an annual review of the composition of our peer group. Factors considered in determining the peer group (“Peer Group”) included:

•

financial size – market cap and revenues, generally based on a methodology similar to the method used by Institutional Shareholder Services (“ISS”) of +/- 2.5 times the Company’s most recent annual revenues and +/- 5 times the Company’s most recent market capitalization;

•	whether companies compete with us for clients, executives or other employee talent;
•	market sector, asset class or product offering;
•	peers of peers, as well as peers designated by ISS in its annual review; and
•	reviewing the broader market for additional firms in financial services, IT services and software industries, based on relative revenue, market capitalization and operating income similarity.

For the 2020, our Peer Group was comprised of the following firms:

2020 Peer Group
ACI Worldwide, Inc.	Cohen & Steers, Inc.	MSCI Inc.
Alliance Bernstein Holding L.P.	Envestnet, Inc.	Nasdaq Inc.
Aspen Technologies, Inc.	Factset Research Systems, Inc.	SEI Investments Company
BGC Partners, Inc.	Fair Isaac Corporation	Tradeweb Markets Inc.
Black Knight, Inc.	Guidewire Software, Inc.	Virtu Financial, Inc.
Cboe Global Markets, Inc.	Morningstar, Inc.	Verisk Analytics, Inc.

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In 2020, we added Aspen Technologies, Inc., Nasdaq Inc., SEI Investments Company and Verisk Analytics to our Peer Group.  We removed GAMCO Investors, Hercules Technology Growth Capital, Main Street Capital, Virtus Investment Partners, and Wisdom Tree Investments.

Benchmarking – Importance and Process

In addition to the peer group, FW Cook also used leading industry compensation surveys for the financial services and financial technology sectors for benchmarking purposes.  The surveys provide a broader view of compensation levels and trends, which is useful in combination with the Peer Group data.   The Compensation Committee considered this data, in conjunction with the Company’s performance and each NEO’s individual performance, contribution and expertise in determining how each NEO is paid vis-à-vis the recommended pay range role.   The Compensation Committee is presented summary statistics and does not review the list of individual companies that participate in the surveys.

It is important to note that the Company’s upper quartile TSR over multiple years has resulted in our market capitalization being significantly higher than most of the companies in the Peer Group and surveys.  From a benchmarking perspective, we note that market long-term incentive grant levels (and total compensation) will therefore be inherently lower than a performance-adjusted market rate for MarketAxess.  While it would be helpful to introduce more peer companies with a comparable market capitalization, there are a limited number of such companies in our industry.  Therefore, the differences in market capitalization should be kept in mind when selecting peer companies and interpreting the results of the benchmarking.

Individual Performance

The Compensation Committee assesses the individual performance of the Company’s NEOs in connection with the determination of each NEO’s annual cash incentive award, annual equity award and TDC.  In addition to the specific objectives for each NEO that support our strategic initiatives that are set at the beginning of the performance year, we measure the performance of all of our NEOs against the following criteria that we believe are paramount to our success in a highly competitive market:

•

Innovation: we are leading the ‘electronification’ of the corporate bond market, which is resulting in significant market structure changes. This market evolution requires our NEOs to be innovative as they help set the Company’s direction and determine the role it plays in the financial markets;

•

Ability to deliver technology-driven market solutions: we are a financial technology company whose NEOs must combine an expertise of the fixed-income securities market with the knowledge and ability to conceptualize, create, implement and deliver technology-driven market solutions; and

•

Strategic decision making and execution: we are a relatively flat organization with approximately 600 employees globally; therefore, our NEOs must have the ability to balance strategic decision making with tactical execution, and they must be able to effectively communicate with, and lead, broad teams of employees across all levels of the organization.

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COMPENSATION DISCUSSION AND ANALYSIS

As described below under Determination of NEO Annual Cash Incentives – 2020, in 2020, the Company adopted several changes to the design of the Company’s executive compensation program that introduce objective performance criteria and target payouts tied to both corporate results and individual performance.  In 2020, the Compensation Committee also assessed the individual performance of our NEOs based on our strategic corporate objectives:

In addition to achieving a 12th year of record financial results, the NEOs were credited with the following contributions to our key imperatives:

Strategic Imperative		Richard M. McVey, CEO

Corporate Culture and Talent Development	>

Invested in building the Company's leadership team and strengthening its succession plans; expanded the global leadership team with key new hires and augmented the responsibilities of some of the existing leaders; actively involved in the mentorship and development of other high potential managers

>

Advocate for various DE&I internal and external initiatives, including Board diversity, the Company's diversity and minority-owned dealer initiative, and the adoption of the UN Women's Empowerment Principles

	>	Established the MarketAxess Foundation to support charitable initiatives in underserved communities
	>	Led a significant increase in employee communications, including leading bi-weekly global town halls and regular virtual coffee meetings for employee groups around the world

Grow Market Share in Core Products	>	Actively advocated for the Company through client engagement, conference and speaker opportunities and regulatory initiatives
	>	Contributed to the Company's automation strategy, which included Auto-X functionality that significantly increases clients' trading efficiency

Build New Product Marketplaces	>	Participated in the efforts to promote growth in new product offerings; demonstrated growth in municipal bonds and local markets EM, although internal targets were not met for U.S. Treasury trading
>

Actively involved in building depth in the international management team and was a proponent for additional technology functionality, which contributed to the increase in Emerging Markets and Eurobond estimated market share in the applicable regions

Expand Data Offering	>	Continued investment in the Company's data strategy resulted in double digit growth in applicable revenue

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Growth through Global Client Relationship Management	>	Active involvement in the client development of our largest global investor and dealer clients in support of the Company’s global sales effort
	>	Assisted with the implementation of the global client coverage strategy

Best in Post Trade	>	Continued investment in the Company's post trade business resulted in double digit growth in applicable revenue
	>	Together with the Company’s President, led the response to the operational inefficiencies which occurred in the immediate period following the Company's conversion to self-clearing
	>	Led the Company's successful effort to increase its revolving line of credit to support its conversion to self-clearing

Corporate Development and M&A	>	Supported the acquisition of Regulatory Reporting Hub and the execution of an agreement to acquire MuniBrokers

Other - Board of Directors and Regulatory Relationships	>	Demonstrated a strong focus on corporate governance as evidenced by the successful recruitment of independent directors that are industry leaders with diverse background and skills
>

Active involvement in the SEC's FIMSAC, including chairing the Technology and Electronic Trading Subcommittee, which led to three specific recommendations to the SEC in 2020; on-going dialog with senior officials at the SEC, FINRA and other regulators

Strategic Imperative		Christopher R. Concannon, President

Corporate Culture and Talent Development	>

Led the Company's Pandemic response team, which allowed us to safely, quickly and effectively move our employees to a productive work-from-home environment while supporting clients during this period of market disruption and transition

	>	Advocate of internal DE&I initiatives; executive sponsor of the UN Women's Empowerment Principles and Trading for Trees
	>	Building out and developing the next generation of the leadership team remains an area of focus

Grow Market Share in Core Products	>	Sponsored the launch of Live Markets, Mid X and Auto-X enhancements
	>	Sponsor of automation initiatives, including the integration of Auto-X automated trading into the Axess IQ workflow, which contributed to a 66% increase in automated trading volumes

Build New Product Marketplaces	>	Oversaw double-digit growth in municipal bonds by volume
	>	Led the expansion and rollout of U.S. Treasuries trading solutions and net hedging product offerings; the growth of U.S. Treasuries continues to be an area of focus
	>	Delivered on the Company's planned technology releases despite market volatility and employee dislocation

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COMPENSATION DISCUSSION AND ANALYSIS

Expand Data Offering	>	Led the development of unique data products that support automation tools
	>	Oversaw the double-digit growth in data revenue

Growth through Global Client Relationship Management	>	Active in the relationship management of our largest global clients
	>	Continues to expand and build deeper senior executive relationships with our clients

Best in Post Trade	>

Sponsor of the Company's conversion to self-clearing for U.S. bond trades and the build-out of the operations and settlements functions.  Took responsibility for the operational inefficiencies that occurred in the immediate period following the conversion

	>	Sponsored the acquisition of Regulatory Reporting Hub that provides substantial expansion of the Company's Post Trade business

Corporate Development and M&A	>	Led the Company’s M&A efforts, including the above-mentioned acquisition of Regulatory Reporting Hub and the announced acquisition of MuniBrokers
	>	Drove the due diligence of other M&A opportunities and strategic alliances

Strategic Imperative		Antonio L. DeLise, CFO

Corporate Culture and Talent Development	>

Attracted new talent to build depth in the Finance, Accounting, Investor Relations and Audit groups and implemented a number of organizational changes to provide promotional opportunities to the next generation of the Company's leadership team

Build New Product Marketplaces	>	Partnered with business executives and other business sponsors on designing and implementing scalable fee plans for new products and trading protocols

Best in Post Trade	>

Organized and provided for an expanded revolving line of credit to support the new U.S. bond self-clearing initiative; sponsored and guided the development of reporting tools to proactively manage risk and liquidity

Corporate Development and M&A	>	Led the financial due diligence of a number of M&A opportunities culminating in the closure of Regulatory Reporting Hub acquisition and the announcement of the MuniBrokers acquisition

Strategic Imperative		Kevin McPherson, Head of Sales

Corporate Culture and Talent Development	>	Expanded and diversified the U.S. and Asian sales management teams by hiring new talent and promoting internal high potential talent

Grow Market Share in Core Products	>	Sales leadership has resulted in record trading volumes in the Company's core products; however, opportunities exist for faster incubation of newer product offerings

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COMPENSATION DISCUSSION AND ANALYSIS

Build New Product Marketplaces	>

Actively involved in the restructuring of the leadership team in Asia and the onboarding of the new Head of Asia; innovative approaches to virtual client engagement, including virtual client forums resulting in the Company becoming an integral part of clients' trading days during the Pandemic

	>	Opportunities exist for faster incubation of newer product offerings

Growth through Global Client Relationship Management	>	Active involvement in the business development of our largest global investor and dealer clients
	>	Implemented our global sales coverage strategy and ensured proper resourcing and executive sponsorship across the organization
	>	Implemented virtual open client forums across the globe

Strategic Imperative		Nicholas Themelis, CIO

Corporate Culture and Talent Development	>

Sponsored the continued evolution to an Agile environment; provided promotional leadership opportunities internally and created a more diverse management team; supported all employees in the work-from-home transition, ensuring their technology demands were met and that there was limited impact on productivity

Grow Market Share in Core Products	>	Delivered multiple enhancements and functionality to the Company's automated trading portfolio, including Live Markets, Mid-X and Auto-X; oversaw the risk control development for automation projects

Build New Product Marketplaces	>	Delivered new trading protocols for South Korea and other emerging local markets
	>	Delivered enhancements to U.S. Treasury, Municipal Bond, Portfolio and Open Trading functionality

Corporate Development and M&A	>	Led the technology due diligence of M&A targets and actively participated in the technology integration strategies
	>	Executive sponsor of the migration to a new technology stack to increase the velocity of new products and functionality releases

Alignment of CEO TDC and Performance

The charts below compare the growth of the CEO’s TDC to the Company’s Common Stock price appreciation, the performance of various indices and the growth of the Company’s operating income for the six-year period ended December 31, 2020 on an indexed basis:

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COMPENSATION DISCUSSION AND ANALYSIS

CEO Pay vs. Total Stockholder Return	CEO Pay vs. Annual Operating Income

CEO Pay vs. Total Stockholder Return
Index Value
850
800
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
CEO TDC
MarketAxess Holdings Inc.
NASDAQ Composite (COMP)
S & P 500

CEO Pay vs. Annual Operating Income
Index Value
350
300
250
200
150
100
50
12/31/14
12/31/15
12/30/16
12/31/17
12/31/18
12/31/19
12/31/20
CEO TDC
Operating Income

(1)	Calendar year 2014 is the baseline year and was the start of the measurement period.

As illustrated in the above graphs, the CEO’s annual TDC has increased 27% in the aggregate during the six-year period ending December 31, 2020 (representing an approximately 4% compound annual growth rate (“CAGR”)).  During this same period, the Company’s operating income under U.S. generally accepted accounting principles (GAAP) has increased 215% (approximately 21% CAGR over 6 years) and TSR has increased 708% (almost 42% CAGR over 6 years), while the 6-year CAGR for the NASDAQ and S&P 500 for this period increased by approximately 18% and 10.5%, respectively.  In addition, over $18 billion in stockholder value (as measured by increased market capitalization) has been created during the six-year period ended December 31, 2020.

We believe the CEO’s compensation has consistently reflected our pay for performance philosophy during this period.  However, because the Summary Compensation Table requires multi-year equity awards to be reported in full in the year received, our use of such awards can make an NEO’s compensation appear to be volatile.  The chart below illustrates and contrasts TDC levels for the CEO over the past six years as reported in the Summary Compensation Table (pursuant to SEC rules) versus the TDC calculated by the Company as a result of annualizing multi-year equity awards over the term of each such award:

CEO Compensation

As Reported - CEO - Summary Compensation Table
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$13,696
$5,800
$5,400
$16,400
$3,243
$6,200
2015 (1)
2016
2017
2018 (2)
2019
2020

CEO - With Annualized Multi-Year Equity (3)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$7,400
$7,400
$7,000
$7,100
$7,750
$8,500
2015
2016
2017
2018
2019
2020

(1)	Includes $8 million performance equity grant that is spread over the five performance years from 2015 to 2019 (see Use of Multi-Year Awards below).
(2)	Includes $11 million performance equity award that is spread over 5 years (2 months for year-end 2018, 10 months for year-end 2023, and full year for each year-end 2019-2022).
(3)	Annualized Multi-Year Equity Grants spread the grant value of multi-year equity awards over the relevant performance/vesting period.

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Elements of executive compensation

The compensation structure for our NEOs is comprised of base salaries, annual cash incentive compensation and various forms of equity which, for 2020, was granted under our Equity Incentive Plan.  The combination of these elements enables us to offer a competitive, cost effective compensation program that balances variable, or at-risk, compensation with prudent risk taking and stockholder interests. Equity awards may be granted on an annual basis or as special awards, including multi-year awards, that are attributed over multiple years of compensation.  We believe that equity awards serve as an important part of an NEO’s compensation in that they further ensure alignment of the NEO’s interests with those of our stockholders.

Annual variable cash and equity compensation gives the Compensation Committee the flexibility to tie NEO compensation to individual and corporate performance, which is an important element of our pay philosophy and each NEO’s compensation.

NEOs also receive standard employee benefits.

Elements of Pay
Component	Description	Purpose
Base Salary	Fixed pay based on role and responsibilities, experience and expertise, and individual performance	Provides a consistent minimum level of compensation that is paid throughout the year at a cost-effective level for the Company
Annual Cash Bonus	Variable cash payments based on achievement of annual corporate financial goals and individual performance	Rewards short-term performance in a framework that discourages excessive risk taking by limiting maximum award opportunities
Annual Equity Awards	Equity awards that vest over three or more years	Designed to tie compensation to stockholder value creation; rewards attainment of corporate and individual goals
Multi-Year Equity Awards	Performance awards that vest over four or more years, often with back-ended vesting	Serve as retention tools while aligning compensation to long-term stockholder value creation
Other Benefits	Include healthcare, life insurance, disability and retirement savings plans	Provide assistance with healthcare- related costs and income protection in the event of disability, as well as a base level of replacement pay upon retirement

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COMPENSATION DISCUSSION AND ANALYSIS

Pay Mix

We believe that lower base salaries and higher levels of variable performance awards motivate our NEOs, facilitate the achievement of our growth objectives and promote decision-making that is aligned with our stockholders’ interests. A lower base of fixed costs (including base salary) also allows us to better manage expenses, which helps improve profitability. We also believe that the balance among pay components in our compensation program design mitigates against a focus on short-term results and decreases the potential for excessive or inappropriate risk taking (see Compensation Risk Assessment above). An overview of the elements of pay provided to the CEO and, on average, to the other NEOs for fiscal year 2020 is as follows:

Compensation and Benefits Paid in Respect of 2020
McVey, CEO	Average Distribution – All Other NEOs

Other Benefits, 1%
Base Salary, 6%
Annual Cash Bonus, 25%
Annual Performance Equity, 42%
Multi-Year Equity Awards, 26%

Other Benefits, 1.8%
Base Salary, 10.0%
Annual Cash Bonus, 35.5%
Annual Performance Equity, 48.0%
Multi-Year Equity Awards, 4.5%

In 2020, all NEOs received over 40% of their annual TDC in equity, which was intended to align each NEO’s interests with the interests of our stockholders. Our CEO received 42% of his 2020 annual TDC through a new equity award and an additional 26% of his 2020 TDC was attributed to a portion of his 2018 multi-year equity award.  All other NEOs received over 45% of their annual TDC in the form of new equity awards.  The percentage of TDC attributed to annual equity awards was higher than in previous years for Messrs. DeLise, Themelis and McPherson because they no longer had the value of  their previously granted multi-year equity awards attributed to their compensation, and as such, the Compensation Committee determined to increase their annual equity awards in lieu of a portion of their annual cash award so that they would have a greater amount of unvested equity in the Company.  This is further detailed below in Determination of NEO Annual Cash Incentives.

2020 compensation

Base Salary

Base salary is the only fixed component of our NEO’s total cash consideration and is intended to provide a minimum consistent level of compensation throughout the year.  We avoid automatic base salary increases and target our NEO’s base salaries below applicable median base pay levels to manage our fixed compensation costs and reinforce our pay-for-performance philosophy.

While most of the NEOs’ base salaries were at or below the 25th percentile of base salaries reported by our Peer Group, we did not adjust base salaries in 2020.  Instead, we provided our NEOs with the opportunity for higher compensation through improved variable and long-term incentive opportunities as described below.  Our CEO’s base salary has remained unchanged since 2011.

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COMPENSATION DISCUSSION AND ANALYSIS

Determination of NEO Annual Cash Incentives

Starting with performance year 2020, 50% of the target cash incentive for our executive officers was directly linked to the Company’s Adjusted Operating Income results and 50% was based on the executive’s delivery against individual goals and key strategic initiatives for the Company. For 2020, the NEOs cash incentives were paid out of the 2009 Employee Performance Incentive Plan (the “Employee Cash Incentive Plan”).

Target Cash Incentive
	Target	Portion Tied to Adjusted Operating Income	Actual Earned on Adjusted Operating Income
		($ in thousands)
Richard M. McVey, CEO	2,000	1,000	1,250
Christopher R. Concannon, President	1,500	750	938
Antonio L. DeLise, CFO	875	438	547
Kevin McPherson, Head of Sales	1,100	550	688
Nicholas Themelis, CIO	1,200	600	750

As our Adjusted Operating Income was almost $424 million, 27% greater than the target of $334 million, the portion of each executive officer’s cash award payable based on Adjusted Operating Income was paid out at 125% in accordance with the table below.

Payout on Adjusted Operating Income
Performance	Adjusted Operating Income	Payout
	($ in thousands)
125% of Target or Higher	417,936+	125%
110% of Target	367,784	110%
100% of Target	334,349	100%
90% of Target	300,914	90%
75% of Target	250,762	75%
Less Than 75% of Target	<250,762	0%

The remainder of each NEO’s annual cash incentive awards for 2020 was determined by the Compensation Committee’s assessment of the following:

•	The Company’s financial results for 2020;
•	The benchmark data for each position;
•	The individual performance of each NEO and his contribution to our corporate objectives for 2020 as summarized in the Individual Performance section above; and
•

Whether it was beneficial to the Company and the NEO to increase the NEO’s annual equity award in lieu of a portion of NEO’s annual cash award.  In the case of Messrs. DeLise, McPherson and Themelis, the Compensation Committee believed that, as a result of the final vesting of previously-granted multi-year equity awards in January 2021, each NEO should have a greater amount of unvested equity in the Company in order to increase the probability of retention and alignment to the interests of the Company’s stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

A summary of the total cash incentives paid to our NEOs for 2020 based on both measures is set forth below.  The Compensation Committee then reviewed the summary of the payouts against the 2019 payouts and in the context of the year-over-year growth of some key financial performance indicators:

Cash Incentive Paid Compared to Financial Metrics
	2020	2019	Change
Revenues (in millions)	$689.1	$511.4	35%
Operating Income (in millions)	$374.7	$250.9	49%
Diluted EPS	$7.85	$5.40	45%

($ in thousands)
Richard M. McVey, CEO (1)	$2,250	$-	-
Christopher R. Concannon, President	$1,500	$1,500	-
Antonio L. DeLise, CFO	$900	$875	3%
Kevin McPherson, Head of Sales	$1,200	$1,100	9%
Nicholas Themelis, CIO	$1,200	$1,200	-

(1) In 2020, the CEO received equity in lieu of a cash incentive for 2019 performance.

Non-Qualified Deferred Cash Plan

The Company offers a voluntary non-qualified deferred cash plan that allows U.S.-based NEOs and other select participants to defer all or part of their cash bonus.  For the cash bonus paid in 2021 for 2020 performance, our President deferred 20% of his $1,500,000 cash incentive bonus or $300,000, and our CFO deferred 50% of his $900,000 cash incentive bonus or $450,000.  Please see Nonqualified Deferred Compensation in the Executive Compensation Section of this Proxy.

Long-term Equity Incentives

We grant equity awards to our NEO’s annually as part of our on-going compensation program. In addition, special equity awards have historically been granted to our NEOs at the time of hire (“new hire” awards) or, for the CEO, upon renewal of his employment agreement.  We did not make any such awards in 2020.

Annual Equity Awards

We grant annual equity awards on January 15 using the average closing price of our Common Stock for the ten consecutive trading days leading up to and including the date of grant. This helps to ensure that the timing of any award will not be subject to manipulation and reduces the impact of any significant short-term swings in stock price.  All annual equity awards vest over a minimum of three years, and the first vesting date is at least one year from the date of grant.

The value of the annual equity awarded to each NEO is considered by the Compensation Committee in determining TDC for each NEO. The amount awarded is based upon benchmark data, the Company’s desire for our NEOs to maintain appropriate upside leverage in our annual incentive program while managing risk, stock ownership guidelines, and our desire to retain our NEOs.

SEC rules require that we report all equity granted during the applicable reporting year in our executive compensation tables (see Executive Compensation below).  As such, we are providing an overview of all equity awards granted in January 2020 for 2019 performance.  However, in calculating TDC for performance year 2020, we used the value of equity granted in January 2021 in recognition of performance during 2020.  Accordingly, we have also included an overview of equity awards granted in 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

Flex Share Program

Annual equity awards are made pursuant to our “Flex Share” program that permits our NEOs to have some input into the form of their equity compensation, subject to a general framework and limitations imposed by the Compensation Committee. The Flex Share program allows the Company to deliver more individualized awards without incurring additional expense to the Company.

50% of the annual equity awards granted to our NEOs are granted as performance shares with a three-year performance and vesting period.  For the remaining 50% of their award, NEOs have the choice of receiving all RSUs or a combination of RSUs and stock options.  The RSUs and the stock options will vest in equal installments on the first three anniversaries of the grant.  For the stock options granted in January 2020, the ratio of stock options to RSUs granted was 3.77 stock options to one RSU, based upon the relative accounting cost of each award component on the award date.

In addition, settlement of RSU grants may be deferred at the NEO’s election, which provides an added benefit of allowing the NEO to maintain additional upside leverage in our shares of Common Stock through delayed taxation. Generally, deferring RSUs has no impact on an RSU’s vesting schedule, except that the initial vesting date for an RSU deferred in the year of grant must occur at least 13 months after the grant date in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

2020 Annual Equity Awards for 2019 Performance

The chart below shows the annual equity award value granted to our NEOs in January 2020 to reward their performance in 2019 and the value of any special multi-year awards included in their TDC for 2019 (see Special Multi-Year and Other Special Equity-based Awards below).

The annual equity value received by the NEOs was determined after (i) setting a target TDC for each NEO, (ii) subtracting the base salary already paid and the actual cash incentive, and (iii) subtracting the annualized value of their respective special multi-year grants (see Special Multi-Year and other Equity Awards below).

The chart below also shows the type of equity awarded under our Flex Share program.  The 2020 annual equity awards have the following features:

•	Fifty percent of the NEOs’ annual equity award was granted in the form of three-year performance shares;
•

The performance share metrics (operating margin and market share) are different than the metric used for the Company’s cash incentive plan (Adjusted Operating Income), and each of the performance share metrics will have an equal weighting in determining performance; and

•	The performance shares will cliff vest on the third-year anniversary of the grant.

The payout for the performance shares granted in January 2020 will range from 0% to 150% based on the Company’s operating margin and market share results for the three years following the grant.

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COMPENSATION DISCUSSION AND ANALYSIS

	Equity Awarded in January 2020			Multi-Year Awards
	50% Performance Shares 3-year Performance	50% - Time Vested		Granted Prior to 2020 Attribution of Annualized Portion
	Based Share Value	RSU Value (1)	Stock Option Value	of Previously Granted Awards	Total Value
	($ in thousands)
Richard M. McVey, CEO	1,725	862.5	862.5	3,800	7,250
Christopher R. Concannon, President	1,125	1,125		1,000	3,250
Antonio L. DeLise, CFO	275	275		360	910
Kevin McPherson, Head of Sales	300	300		500	1,100
Nicholas Themelis, CIO	350	350		600	1,300

(1)	The CEO opted to defer receipt of the RSUs awarded in January 2020

2021 Annual Equity Awards for 2020 Performance

The chart below details the annual equity award value awarded in January 2021 to the NEOs for their 2020 performance.  In the case of Messrs. DeLise, McPherson and Themelis, as discussed in the Determination of NEO Annual Cash Incentives section above, the Compensation Committee believed that, as a result of the final vesting of previously-granted multi-year equity awards in January 2021, each NEO should have a greater amount of unvested equity in the Company in order to increase the probability of retention and alignment to the interests of the Company’s stockholders.

The following table sets out the equity award value granted for performance year 2020:

	Equity Awarded in January 2021			Multi-Year Awards
	50% Performance Shares 3-year Performance	50% - Time Vested		Granted Prior to 2020 Attribution of Annualized Portion of Previously
	Based Share Value	RSU Value (1)	Stock Option Value	Granted Awards	Total Value
	($ in thousands)
Richard M. McVey, CEO	1,775	887.5	887.5	2,200	5,750
Christopher R. Concannon, President	1,250	625	625	1,000	3,500
Antonio L. DeLise, CFO	600	600		-	1,200
Kevin McPherson, Head of Sales	700	700		-	1,400
Nicholas Themelis, CIO	850	850		-	1,700

(1)	No NEOs opted to defer receipt of their RSUs awarded in January 2021

Similar to the 2020 program, the 2021 annual equity awards have the following features:

•	Fifty percent of the NEOs’ annual equity award was granted in the form of three-year performance shares;
•

The performance share metrics (operating margin and market share) are different than the metric used for the Company’s cash incentive plan (Adjusted Operating Income), and each of the performance share metrics will have an equal weighting in determining performance; and

•	The performance shares will cliff vest on the third-year anniversary of the grant.

50	2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Special Multi-Year and Other Equity-based Awards

Special awards are not a regular part of the Company’s compensation program for existing NEOs. In alignment with the feedback we received from our stockholders, we expect that the use of special multi-year and other special equity awards will be limited to circumstances such as the hiring of new executives or the retention of key executives.  In all past cases, multi-year awards granted by the Company have been attributed to four or more years of future compensation and reduce the annual compensation awarded to the NEOs for those years of attribution.  Importantly, these awards act as dollar for dollar offset against future equity awards.

CEO 2015 Multi-Year Equity Award

In January 2015, our CEO was awarded a special performance-based multi-year equity award in connection with the execution of a new employment agreement.  The award was comprised of (i) $6 million in performance shares and (ii) $2 million in premium priced stock options.  All performance metrics were met resulting in the full payout of the targeted number of shares.  In January 2020, the final 50% of the performance shares (58,329 shares) and the final one-third of the premium options (40,076 options) vested.  The expiration date for all the premium options was July 15, 2020.

CEO 2018 Multi-Year Equity Award

In November 2018, the Compensation Committee determined it was desirable to extend the CEO’s employment agreement for an additional five-year term in order to secure his employment.  In connection with the extension, the Company awarded him a special five-year performance award (“2018 Performance Award”) with an aggregate $11 million grant date fair value to incentivize and reward future stock price appreciation.  The CEO was entering the final year of his then-current employment agreement and the Compensation Committee noted that a significant portion of the CEO’s January 2015 award would vest in January 2019.  The Compensation Committee designed the 2018 Performance Award such that the aggregate $11 million grant date fair value of the Award will be spread over five years of annual compensation and will reduce the amount of the annual equity award that the CEO will receive for each of those performance years by $2.2 million on a dollar for dollar basis (the first and last years are partial year attributions).

The 2018 Performance Award was issued with a grant date fair value of $11 million. The chart below shows how the grant value is spread over a 5-year attribution period:

2018 Multi-Year Performance Award
	Value	Attribution
	($ in thousands)
Total Award Value	11,000	—
Year-End 2018 (2 months)		367
Each Year-End 2019 – 2022		2,200
Year-End 2023 (10 months)		1,833

All stock options and performance shares earned pursuant to the 2018 Performance Award are subject to five-year cliff vesting and the CEO must remain as an employee or director throughout the vesting period, except in the event of certain involuntary terminations.  The CEO cannot dispose of either options or performance shares prior to the vesting date (November 8, 2023) to capitalize on any increase in the stock price, short term or otherwise.

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COMPENSATION DISCUSSION AND ANALYSIS

As discussed above, the 2018 Performance Award is contingent both upon the Company meeting certain stock price thresholds, as well as tenure requirements specific to the CEO.  The performance thresholds were met in 2019.

The amounts attributed to the CEO’s previously granted performance awards reduced his annual incentive opportunity by the same amount:

CEO - Annual Grant Value Offset
Attribution Years	2015 Performance Award Value	2018 Performance Award Value	Total Offset to Annual Award
	($ in thousands)
Year-End 2018	$1,600	$367	$1,967
Year-End 2019	$1,600	$2,200	$3,800
Year-End 2020	$-	$2,200	$2,200

President and COO Multi-Year Equity Award

In connection with Mr. Concannon’s hire as President and Chief Operating Officer in January 2019, he was granted a special equity award of $11.75 million (the “President’s Award”).  The award was granted to off-set unvested, forfeited equity compensation from the previous employer and in lieu of a 2018 cash bonus payment from the previous employer.

The equity was structured as follows:

Award Type	Value	Vesting	Multi-Year Attribution
Restricted Stock Units	$5 million	3 equal installments on first three anniversaries of grant	N/A
Restricted Stock Units	$1 million	Cliff vesting on third anniversary of grant	N/A
Performance Equity	$5 million	Cliff vesting on fifth anniversary of grant	$1 million per year attributed to compensation for performance years 2019 - 2023
Performance Equity	$.75 million	Cliff vesting on fifth anniversary of grant	N/A

$5 million of the grant value is attributed to the President’s total direct compensation over a 5-year period, thereby reducing the annual equity award which the President may otherwise receive by $1 million each year, through performance year 2023.

The performance portion of the President’s Award was structured similarly to the CEO’s 2018 Performance Award. The President’s Award consisted of a grant of: (i) stock options with a grant date value of $2.875 million as determined by an independent third party, and (ii) performance shares with a grant date value of $2.875 million as determined by an independent third party.  The performance of the President’s Award is contingent both upon the Company meeting certain stock price thresholds, as well as tenure requirements specific to the President.  All performance requirements were met in 2019.

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COMPENSATION DISCUSSION AND ANALYSIS

Other NEO Special Multi-Year Awards

In January 2016, Messrs. DeLise, McPherson and Themelis were granted multi-year awards valued at $1.8 million, $2.5 million and $3.0 million, respectively.  The awards were comprised of performance shares (representing 40% of the award value), restricted stock units (representing 30% of the award value) and stock options (representing 30% of the award value).  Half of the outstanding equity vested in January 2020.  The remainder vested in January 2021.

Total Direct Compensation (TDC)

Our compensation decisions for year-end 2020 were a balance between the Company’s record financial results for the 12th consecutive year and its performance in light of its peers, individual performance, benchmarking data, and the impact and value of any long-term retention incentives previously awarded to each NEO.  A summary of each NEO’s 2020 TDC and year-over year change in TDC can be found below:

2020 Compensation Decisions
	Base Salary	Cash Incentive	Total Cash	Annual Equity (1)	Residual Multi-Year Equity (2)	TDC	Change 2020 vs. 2019
	($ in thousands)
Richard M. McVey, CEO	500	2,250	2,750	3,550	2,200	8,500	10%
Christopher R. Concannon, President	500	1,500	2,000	2,500	1,000	5,500	5%
Antonio L. DeLise, CFO	300	900	1,200	1,200		2,400	15%
Kevin McPherson, Head of Sales	300	1,200	1,500	1,400		2,900	16%
Nicholas Themelis, CIO	300	1,200	1,500	1,700		3,200	14%

(1)	Represents an annual equity award granted on January 15, 2021 for 2020 performance
(2)	See discussion regarding special multi-year awards above

Additional Compensation Information

Common Stock Ownership Guidelines

We believe that equity-based awards are an important factor in aligning the long-term financial interest of our NEOs and our stockholders. As such, we maintain stock ownership guidelines for our NEOs. Generally, under the guidelines, our CEO is required to own not less than a number of shares of Common Stock equal in value to ten times his base salary using a price of $509.46 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ending March 31, 2021.  At his current base salary of $500,000, our CEO’s required ownership level is not less than 9,814 shares.  Additionally, effective April 2016, for the remainder of the time our CEO holds this title and for the twelve months thereafter, he will be required to maintain beneficial ownership of at least 50% of the shares that he received as equity compensation as of the date of the guideline or thereafter. All of his vested and unvested restricted shares, vested and unvested restricted stock units, settled performance shares, and shares deferred under a non-qualified deferred compensation arrangement will be counted for the post-termination holding requirement; vested and unvested stock options are excluded from the requirement.

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COMPENSATION DISCUSSION AND ANALYSIS

Except for the President, the Company’s other NEOs are required to own not less than three times their base salary as in effect on such date. The President is required to own not less than five times his base salary.  At their current base salaries, the President’s required ownership is not less than 4,907 shares and the CFO’s, Head of Sales’, and CIO’s required ownership is not less than 1,767 shares.  New NEOs will be subject to the same guidelines and will be required to be in compliance within five years of becoming an NEO. Under our ownership guidelines, shares purchased and held beneficially, vested and unvested RSUs and restricted shares and settled performance shares count toward the minimum ownership requirement. Vested and unvested options and unsettled performance shares are not counted toward the ownership requirement. Compliance with the Common Stock ownership guidelines is reviewed by our Board’s Nominating and Corporate Governance Committee every year or more often at the discretion of the Board or Nominating and Corporate Governance Committee. All of our NEOs are currently in compliance with the guidelines.

NEO Stock Ownership Requirements
	Requirement	Current Holdings
Richard M. McVey, CEO	10x	783x
Christopher R. Concannon, President	5x	44x
Antonio L. DeLise, CFO	3x	47x
Kevin McPherson, Sales	3x	121x
Nicholas Themelis, CIO	3x	30x

Incentive Compensation Clawback

The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability which discourages conduct detrimental to the Company’s sustainable growth. Each of our incentive plans therefore contain a clawback provision that allows the Company to recoup all or part of the year-end incentive compensation paid to NEOs in the event of a misstatement of financial results (whether through mistake or wrongdoing) discovered within 12 months of December 31st of the respective performance year.  The clawback provisions apply to all cash and equity incentive awards for our NEOs.  In addition, the CEO’s and President’s employment agreements provide the Company with the right to recapture all compensation paid, whether in the form of cash, Common Stock or any other form of property, to the extent required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the related rules of the SEC (the “Dodd-Frank Act”) and the Remuneration Code published by the U.K. Financial Conduct Authority.

Prohibition of Employee and Director Hedging and Pledging

The Company’s anti-hedging and pledging policy applies to all Company "insiders" including directors, employees (including officers), consultants, representatives or independent contractors or other persons in a special relationship with the Company who know material nonpublic information about the Company, and certain persons related to such insiders. The policy prohibits these individuals from engaging in any hedging transaction with respect to Company securities or transactions of a speculative nature at any time.  Hedging includes the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) and other transactions designed to hedge or offset, or that have the effect of hedging or offsetting, any decrease in the market value of Company securities or limit the ability to profit from an increase in the value of Company securities.  All insiders are prohibited from short-selling Company securities or engaging in transactions involving Company-based derivative securities (which include options, warrants, stock appreciation rights or similar rights whose value is derived from the value of Company securities).  This prohibition includes, but is not limited to, trading in Company-based put and call option contracts, transacting in straddles, and similar transactions. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Benefits

We provide our NEOs with the same benefits offered to all other employees. The cost of these benefits constitutes a small percentage of each NEO’s total compensation. In the U.S. and the U.K., key benefits include paid vacation, premiums paid for group life insurance and disability policies, employer contributions to the NEO’s retirement account, and the payment of all or some of the NEO’s healthcare premiums in fiscal year 2020. We review these other benefits on an annual basis and make adjustments as warranted based on competitive practices and our performance. Comparable benefits are offered to employees in other geographic locations in which we operate.

Severance and Change in Control Arrangements

In hiring and retaining executive level talent, the Compensation Committee believes that providing the executive with a level of security in the event of an involuntary termination of employment or in the event of a change in control is an important and competitive part of the executive’s compensation package. We entered into employment agreements with the CEO and President that provide for severance payments and benefits in the event of the termination of their employment under certain circumstances. The other NEOs are entitled to severance payments and benefits in the event of termination of their employment under certain circumstances pursuant to the terms of severance protection agreements.  The employment agreements and severance protection agreements also provide for the accelerated vesting of outstanding equity awards in the event of termination of their employment under certain circumstances or upon a change in control of the Company.

While the agreements with our NEOs are designed to protect them in the event of a change in control, they do not provide for “single-trigger” protection, nor does the Company provide any 280G protection or “gross-up” for excise taxes that may be imposed under Code Section 4999. The agreements do provide that if any payments or benefits paid or provided to him would be subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless they would, on a net after-tax basis, receive less compensation than if the payment were not so reduced.

See below under Executive Compensation — Potential termination or change in control payments and benefits for additional information regarding these arrangements, payments and benefits.

Impact of Tax and Accounting

As a general matter, the Compensation Committee reviews and considers the tax and accounting implications of using the various forms of compensation employed by the Company.

When determining the size of grants to our NEOs and other employees under the Company’s Equity Incentive Plan, the Compensation Committee examines the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock, RSUs, performance shares and other share-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the instruments being issued. For restricted stock, RSUs and performance shares, the cost is equal to the fair value of the Common Stock on the date of grant times the number of shares or units granted. For stock options, the cost is equal to the fair value determined using an option pricing model. This expense is recognized over the requisite service or performance period.

2021 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS

Code Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) generally prohibited any publicly-held corporation from taking a Federal income tax deduction for compensation paid in excess of $1 million in any taxable year to certain executive officers and certain other individuals. Exceptions to this rule had historically included qualified performance-based compensation. However, this performance-based exception from the deduction limit has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our U.S. named executive officers in excess of $1 million is not deductible unless it qualifies for the limited transition relief applicable to certain arrangements in place as of November 2, 2017.  While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. There can be no assurance that any compensation will in fact be deductible.

56	2021 Proxy Statement

REPORT OF THE COMPENSATION AND TALENT COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation and Talent Committee (the “Compensation Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation and Talent Committee of the Board of Directors:

Steven L. Begleiter — Chair
Nancy Altobello
Richard L. Prager
John Steinhardt

2021 Proxy Statement	57

a

EXECUTIVE COMPENSATION

Summary compensation table

The following table sets forth all compensation received during fiscal years 2018, 2019 and 2020 by our (i) Chief Executive Officer, (ii) President and Chief Operating Officer, (iii) Chief Financial Officer, (iv) Global Head of Sales and (v) Chief Information Officer. These executives are referred to as our “named executive officers” or “NEOs” elsewhere in this Proxy Statement.

2020 Summary Compensation Table
Name and Principal Position	Year	Salary($) (1)	Bonus ($) (2)	Stock Awards ($)(3)(4)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Richard M. McVey	2020	500,000	—	2,532,567	854,119	2,250,000	7,000	6,143,686
Chief Executive Officer	2019	500,000	—	2,715,708	—	—	7,000	3,222,708
	2018	500,000	1,890,000	7,590,245	6,399,840	—	7,000	16,387,085
Christopher Concannon	2020	500,000	—	2,209,599	—	1,500,000	7,000	4,216,599
President and Chief Operating Officer	2019	473,717	1,500,000	8,986,309	2,875,003	—	7,000	13,842,029
Antonio L. DeLise	2020	300,000	—	540,189	—	900,000	7,000	1,747,189
Chief Financial Officer	2019	300,000	875,000	386,473	—	—	7,000	1,568,473
	2018	300,000	850,000	337,809	—	—	7,000	1,494,809
Kevin McPherson	2020	300,000	—	589,032	—	1,200,000	7,000	2,096,032
Global Head of Sales	2019	300,000	1,100,000	346,942	—	—	7,000	1,753,942
	2018	300,000	1,100,000	347,762	—	—	7,000	1,754,762
Nicholas Themelis	2020	300,000	—	687,447	—	1,200,000	7,000	2,194,447
Chief Information Officer	2019	300,000	1,200,000	411,128	—	—	7,000	1,918,128
	2018	300,000	1,175,000	472,087	—	—	7,000	1,954,087

(1)	Mr. Concannon’s salary represented a partial year of service for 2019.
(2)	As determined by the Compensation Committee, Mr. McVey received additional equity in lieu of a cash incentive for performance year 2019, which is reflected in the Stock Awards column.
(3)

The amounts represent the aggregate grant date fair value of stock and option awards granted by the Company in 2018, 2019 and 2020, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation and certain assumptions made, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 19, 2021. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual amounts, if any, that will be realized by the named executive officers. The amounts reported for stock awards in 2018, 2019 and 2020 include performance shares.  For 2020, the grant date fair value of the performance shares is $1,677,102, $1,093,888, $267,427, $291,607 and $340,329 for Messrs. McVey, Concannon, DeLise, McPherson and Themelis, respectively.  The grant date fair value of the performance shares is reported based on achievement of 100% of the target performance goals, which represents the probable outcome of the performance goals as of the grant date.  If the Company achieves the maximum performance goals, as measured at the end of the three-year performance period ending December 2022, then the fair value of the performance shares granted in 2020 would be $2,515,653, $1,640,832, $401,140, $437,411, and $510,493 for Messrs. McVey, Concannon, DeLise, McPherson and Themelis, respectively.

(4)   In November 2018, in connection with an extension of his employment agreement, Mr. McVey was awarded an equity grant that consists of performance shares and performance-based stock options with an aggregate grant date fair value of $11,000,000.  The performance criteria for this award was met, in full, in 2019.  The award remains subject to time-based vesting conditions and will fully vest in November 2023 if such conditions are met.  In January 2019, Mr. Concannon was awarded a hire-on equity grant that consists of performance shares and performance-based stock options with an aggregate grant date fair value of $5,750,000.  The performance criteria for this award was met, in full, in 2019.  The award remains subject to time-based vesting conditions and will fully vest in January 2024 if such conditions are met.

(5)	These amounts represent annual cash incentive compensation earned under the Employee Cash Incentive Plan.
(6)	These amounts represent employer matching contributions to the Company’s 401(k) defined contribution plan of $7,000 to each NEO for each year reported.

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EXECUTIVE COMPENSATION

Grants of plan-based awards

The following table summarizes the grants of performance shares, performance awards, restricted stock units and stock options we made to the named executive officers in 2020, as well as potential payouts pursuant to certain performance-based compensation arrangements. There can be no assurance that the grant date fair value of stock awards will ever be realized.

2020 Grants of Plan-Based Awards Table
				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Approval Date	Grant Date		Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($ / Sh)	Awards ($) (1)
Richard M. McVey	1/14/2020	1/15/2020		—	—	—	2,324	—	—	855,464
	1/14/2020	1/15/2020	(2)	2,324	4,647	6,971	—	—	—	1,677,102
	1/14/2020	1/15/2020		—	—	—	—	9,342	368	854,119
Christopher R. Concannon	1/14/2020	1/15/2020		—	—	—	3,031	—	—	1,115,711
	1/14/2020	1/15/2020	(2)	1,516	3,031	4,547	—	—	—	1,093,888
Antonio L. DeLise	1/14/2020	1/15/2020		—	—	—	741	—	—	272,762
	1/14/2020	1/15/2020	(2)	371	741	1,112	—	—	—	267,427
Kevin McPherson	1/14/2020	1/15/2020		—	—	—	808	—	—	297,425
	1/14/2020	1/15/2020	(2)	404	808	1,212	—	—	—	291,607
Nicholas Themelis	1/14/2020	1/15/2020		—	—	—	943	—	—	347,118
	1/14/2020	1/15/2020	(2)	472	943	1,415	—	—	—	340,329

(1)

The value of a restricted stock unit is based on the fair value of such award, computed in accordance with FASB ASC Topic 718. The value of a performance share is based on the grant date fair value of such award assuming 100% of target, computed in accordance with FASB ASC Topic 718.  For further information on how we account for stock-based compensation, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(2)

Reflects the number of performance shares that would vest based on the level of achievement by the Company of operating margin and market share targets for the three-year performance period beginning on January 1, 2020 and ending on December 31, 2022. Each performance share that is earned will convert into an equal number of restricted stock units that will cliff vest on January 31, 2023, subject to the participant’s continued service.

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Outstanding equity awards at fiscal year-end

The following table summarizes unexercised stock options, shares of restricted stock and restricted stock units that had not vested, and related information for each of our named executive officers, as of December 31, 2020. The market value of restricted stock awards and restricted stock units is based on the closing price of the Company’s Common Stock on December 31, 2020 of $570.56.

Outstanding Equity Awards - Year End 2020
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard M. McVey	27,020		101.77	1/15/2022
	24,515		156.85	1/15/2023
	10,744		203.72	1/15/2024
		5,293	203.72	1/15/2024
		69,113	257.78	5/8/2024
		79,411	278.40	5/8/2024
		9,342	368.10	1/15/2026
					(3)	2,946	1,680,870
					(3)	1,458	831,876
					(5)	37,742	21,534,076
					(4)	7,142	4,074,940
					(4)	5,120	2,921,267
					(6)	2,324	1,325,981
					(7)			4,647	2,651,392
Christopher R. Concannon		35,679	272.88	7/22/2024
		41,189	294.71	7/22/2024
					(8)	18,914	10,791,572
					(9)	15,398	8,785,483
					(10)	4,666	2,662,233
					(6)	3,031	1,729,367
					(7)			3,031	1,729,367
Antonio L. DeLise	1,547		156.85	1/15/2023
		8,060	103.30	1/31/2022
					(3)	3,692	2,106,508
					(3)	2,600	1,483,456
					(3)	357	203,690
					(3)	291	166,033
					(4)	850	484,976
					(4)	761	434,196
					(6)	741	422,785
					(7)			741	422,785
Kevin McPherson	11,194		103.30	1/31/2022
		11,194	103.30	1/31/2022
					(3)	5,128	2,925,832
					(3)	3,611	2,060,292
					(3)	368	209,966
					(3)	300	171,168
					(4)	763	435,337
					(4)	684	390,263
					(6)	808	461,012
					(7)			808	461,012
Nicholas Themelis		12,465	103.30	1/31/2022
					(3)	6,153	3,510,656
					(3)	4,333	2,472,236
					(3)	461	263,028
					(3)	465	265,310
					(4)	926	528,339
					(4)	830	473,565
					(6)	943	538,038
					(7)			943	538,038

(1)

5,293 stock options granted to Mr. McVey vested on January 31, 2021. Of the 9,342 stock options granted to Mr. McVey, 3,176 vested on January 31, 2021 and the remainder will vest 50% on each of January 31, 2022 and January 31, 2023, subject to time-based performance conditions.  69,113 and 79,411 stock options granted to Mr. McVey will fully vest on November 8, 2023, subject to time-based performance conditions. 35,679 and 41,189 stock options granted to Mr. Concannon will fully vest on January 22, 2024, subject to time-based performance conditions. 8,060 stock options for Mr. DeLise, 11,194 options for Mr. McPherson, and 12,465 stock options for Mr. Themelis vested on January 31, 2021.  The stock options will also vest and become exercisable in the event of certain terminations of employment. See Potential termination or change in control payments and benefits for additional information.

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(2)

Each share of restricted stock and each restricted stock unit represents one share of the Company’s Common Stock that is subject to forfeiture if the applicable vesting requirements are not met. Generally, vesting is subject to the NEOs continued employment through the vesting date, except that shares of restricted stock and restricted stock units will vest in the event of certain terminations of employment and, in certain circumstances, may vest upon a change in control. See Potential termination or change in control payments and benefits for additional information.

(3)	These restricted shares and restricted stock units fully vested on January 31, 2021.
(4)	50% of these restricted shares and restricted stock units vested on January 31, 2021 and the remainder will vest on January 31, 2022.
(5)

37,742 shares for Mr. McVey outstanding as of December 31, 2020 represent 100% of the target unearned performance shares awarded on November 8, 2018.  The shares were settled as the applicable performance goals were met.  The shares will fully vest on November 8, 2023.

(6)

For Mr. McVey, 790 RSUs vested on February 15, 2021 and 50% of the remainder will vest on each of January 31, 2022 and 2023.  For Mr. Concannon, 1,030 vested on January 31, 2021 and 50% of the remainder will vest on each of January 31, 2022 and 2023.  For Mr. DeLise, 251 RSUs vested on January 31, 2021 and 50% of the remainder will vest on each of January 31, 2022 and 2023.  For Mr. McPherson, 274 RSUs vested on January 31, 2021 and 50% of the remainder will vest on each of January 31, 2022 and 2023.  For Mr. Themelis, 320 RSUs vested on January 31, 2021 and 50% of the remainder will vest on each of January 31, 2022 and 2023.

(7)

The 4,647 shares for Mr. McVey, 3,031 shares for Mr. Concannon, 741 shares for Mr. DeLise, 808 shares for Mr. McPherson and 943 shares for Mr. Themelis outstanding as of December 31, 2020 represent 100% of the target performance shares awarded on January 15, 2020.  The shares will not settle until January 2023 and will vest on January 31, 2023.

(8)

18,914 shares for Mr. Concannon outstanding as of December 31, 2020 represent 100% of the target unearned performance shares awarded on January 22, 2019.  The shares were settled as the applicable performance goals were met.   The shares will fully vest on January 22, 2024.

(9)	7,699 shares for Mr. Concannon vested on January 22, 2021. The remaining 7,699 shares will vest on January 22, 2022.
(10)	These shares will vest on January 22, 2022.

Option exercises and stock vested

The following table summarizes each exercise of stock options, each vesting of restricted stock and related information for each of our named executive officers on an aggregated basis during 2020.

2020 Option Exercises and Stock Vesting
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Richard M. McVey	143,361	62,612,979	80,069	29,396,366
Christopher R. Concannon	—	—	7,931	2,937,642
Antonio L. DeLise	9,334	3,098,650	9,821	3,461,693
Kevin McPherson	—	—	10,109	3,580,406
Nicholas Themelis	17,262	7,587,119	12,611	4,466,564

(1)	Value realized represents the market value on the date of exercise in excess of the exercise price.
(2)	Value realized represents the market value on the date of vesting.

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Nonqualified deferred compensation

All U.S.-based NEOs were eligible to elect to defer the settlement of the RSUs awarded in whole or in part (see Compensation Discussion and Analysis — 2020 Compensation — Long-term incentives — Flex Share Program above).  The following table sets forth information with respect to vested RSUs held by Messrs. McVey and DeLise as of December 31, 2020, for which they have elected to defer the delivery of the underlying shares until the earlier of (i) separation of service (within the meaning of Code Section 409A), subject to the six-month delay required under Code Section 409A, (ii) a change of control of the Company and (iii) the calendar year in which the applicable anniversary following vesting occurs:

Deferral Elections
Name	Award / Deferral Date	Amount Deferred (#)	Re-deferral Date	Deferral Period (Years)
Richard M. McVey	1/14/2011	67,961	12/01/2015	10
	1/19/2011	119,565	12/01/2015	10
	1/15/2013	44,882	N/A (1)	7
	1/15/2014	26,087	11/18/2019	separation of service
	1/15/2015	25,084	N/A (1)	5
	1/15/2016	9,033		5
	1/15/2017	6,222		separation of service
	1/15/2018	4,418		3
	1/15/2019	7,757		separation of service
	1/15/2020	2,324		separation of service
Antonio L. DeLise	1/13/2012	16,260	10/18/2016	10
	1/15/2014	1,999	N/A (2)	5
	1/15/2015	1,824	N/A (2)	4

(1)

Mr. McVey took receipt of 16,206 shares from his January 2012 award in January 2020.  He did not elect to re-defer his January 2013 and January 2015 RSU awards, and he began taking receipt of the underlying shares in February 2021.

(2)	Mr. DeLise did not elect to re-defer his January 15, 2014 and 2015 RSU awards. He began taking receipt of the shares underlying the RSUs in February 2020.

The table below shows (i) the contributions made by each NEO during the fiscal year ended December 31, 2020, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended December 31, 2020, (iii) the aggregate amount of withdrawals or distribution made for each NEO and (iv) the aggregate balance of each of our NEOs as of December 31, 2020:

2020 Non-qualified Deferred Compensation Table
Name	Executive Contributions in Last Fiscal Year ($)(1)(2)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(3)(4)	Aggregate Withdrawals / Distributions ($ )	Aggregate Balance at Last Fiscal Year- End ($)(5)
Richard M. McVey	2,176,620	—	55,539,426	5,965,429	181,226,715
Christopher R. Concannon	300,000	—	—	—	300,000
Antonio L. DeLise	450,000	—	3,693,734	680,318	18,084,629
Kevin McPherson	—	—	—	—	—
Nicholas Themelis	—	—	—	—	—

(1)

For Mr. McVey, reflects the market value of the Common Stock underlying 1,458 RSUs that vested on January 31, 2020 and 2,637 RSUs that vested on February 15, 2020 based on the closing price of our Common Stock on such dates of $354.18 and $345.69, respectively. In addition, it includes the value of amounts accrued and unpaid under dividend equivalent rights in 2017 through 2019 as of such vesting dates.  The dividend equivalents are equal in amount to the ordinary cash dividends paid to the holders of our Common Stock in 2017 through 2019 and will be paid when Mr. McVey takes receipt of the underlying shares of the applicable RSUs.

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(2)

Executive contributions for Mr. Concannon and Mr. DeLise, consist of $300,000 and $450,000, respectively that were voluntarily deferred from their 2020 cash bonuses under the non-qualified deferred cash plan.  Their full cash bonus amounts are reported in the Summary Compensation Table for 2020.

(3)

Aggregate Earnings with respect to vested and undelivered RSUs include changes in the market value of the shares of Common Stock underlying the RSUs based on the difference of the closing price of our Common Stock on December 31, 2020 of $570.56 and the closing price of our Common Stock on the date of vesting, as well as the value of amounts accrued under a dividend equivalent right in 2020 that were unpaid as of December 31, 2020. Additionally, Aggregate Earnings include the difference in value of shares of Common Stock underlying the RSUs deferred by Mr. DeLise in 2012, 2014 and 2015 and by Mr. McVey in 2011, 2013, 2014, 2015, 2016, 2017, 2018, and 2019 at Fiscal Year End 2020 versus Fiscal Year End 2019, as well as the value of accrued but unpaid dividend equivalents. These amounts are not included in the Summary Compensation table because plan earnings were not preferential or above market.

(4)	Earnings of $546,733 were added to Mr. DeLise’s Aggregate Earnings for 2020 representing the returns he incurred through the non-qualified deferred cash plan.
(5)

The value of the Aggregate Balance at Last Fiscal Year End for the RSUs was determined by adding all Executive Contributions for Fiscal Year-End 2020 to any Aggregate Earnings for Fiscal Year 2020 and the Aggregate Balance at Last Fiscal Year-End as previously reported for year-end 2019 ($129,476,098 for McVey and $14,621,213 for Mr. DeLise).

Employment agreements and severance arrangements with our Named Executive Officers

Richard M. McVey Employment Agreement

Effective November 8, 2018, Mr. McVey and the Company entered into an amendment to his employment agreement (the “CEO Employment Agreement”) providing for an initial term ending on January 15, 2025 with successive one-year automatic renewals unless either party elects not to extend the term at least 90 days prior to the last day of the term.

The CEO Employment Agreement provides that Mr. McVey will be employed by us as Chief Executive Officer and Chairman of the Board of Directors, and his employment may be terminated by him or by the Company at any time. Mr. McVey’s annual base salary under the CEO Employment Agreement is a minimum of $500,000 per year.

Under the CEO Employment Agreement, Mr. McVey is eligible to receive an annual bonus in accordance with the Company’s annual performance incentive plan as is in effect from time to time and is entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with other senior management of the Company.

The CEO Employment Agreement provides for severance payments and benefits (subject to Mr. McVey’s execution of a waiver and general release) if Mr. McVey’s employment is terminated under various conditions. See below under Potential termination or change in control payments and benefits for a description of such payments and benefits.

The Company does not provide tax reimbursements to executives in the event of a Change of Control.  The CEO Employment Agreement provides that if any payments or benefits paid or provided to him would be subject to, or result in, the imposition of the excise tax imposed by Section 4999 of the Code, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless he would, on a net after-tax basis, receive less compensation than if the payment were not so reduced.  The CEO Employment Agreement further provides that any award gains and annual incentive awards received by Mr. McVey are subject to potential claw-back under policies adopted by the Company to comply with applicable law, rules or other regulatory requirements.

For purposes of the CEO Employment Agreement, “Cause Event” generally means Mr. McVey’s:

•	willful misconduct or gross negligence in the performance of his duties;
•	conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony; or
•	material breach of his employment agreement or any other material written agreement with us.

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For purposes of the CEO Employment Agreement, “Good Reason” generally means:

•

Mr. McVey’s no longer holding the title of Chief Executive Officer, or the failure of the Board to nominate him as a director or, once elected to the Board, the failure of the Board to elect him as Chairman;

•

a material diminution in his duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with his then-current position (other than as a result of his ceasing to be a director);

•	our material breach of his employment agreement;
•	a relocation of his principal place of business of more than 50 miles; or
•

our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under his employment agreement.

For purposes of the CEO Employment Agreement, “Change in Control” generally means:

•	an acquisition representing 50% or more of the combined voting power of our then outstanding securities;
•

a change in the majority of the members of our Board during any two-year period, unless such members are approved by two-thirds of the Board members who were members at the beginning of such period or members whose nominations were so approved;

•

our merger or consolidation, other than (a) a transaction resulting in our voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of such surviving entity immediately after such transaction or (b) a transaction effected to implement a recapitalization (or similar transaction) in which no person acquires more than 50% of the combined voting power of our then outstanding securities; or

•

our stockholders’ approval of a plan of complete liquidation or the consummation of the sale or disposition of all or substantially all of our assets other than (a) the sale or disposition of all or substantially all of our assets to a beneficial owner of 50% or more of the combined voting power of our outstanding voting securities at the time of the sale or (b) pursuant to a spinoff type transaction of such assets to our stockholders.

Christopher Concannon Employment Agreement

On January 7, 2019, the Company entered into an employment letter agreement (the “President Employment Agreement”), effective as of January 22, 2019, with Christopher Concannon, pursuant to which Mr. Concannon became the Company’s President and Chief Operating Officer.

The President Employment Agreement provides that Mr. Concannon will be employed by the Company as the President and Chief Operating Officer for an initial five-year term with successive one-year automatic renewals unless either party elects not to extend the term at least 90 days prior to the last day of the term. Under the President Employment Agreement, Mr. Concannon’s minimum annual base salary is $500,000 per year and he is eligible to receive an annual bonus in accordance with the Company’s annual performance incentive plan as in effect from time to time and annual equity grants on terms and conditions determined by the Compensation Committee in its sole discretion (provided that the annual cash incentive for the 2019 calendar year will be no less than $1.5 million; and provided further, that the annual equity award for the 2019 calendar year, to be awarded in 2020, will be in an amount equal to no less than $1.5 million as of the award date, subject to Mr. Concannon’s continued employment on the grant date). The President Employment Agreement also entitled Mr. Concannon to receive certain equity awards (i) to replace the 2018 year-end equity compensation he forfeited from his prior employer in order to commence employment with the Company, (ii) to replace the unvested deferred compensation he forfeited from his prior employer, and (iii) as a sign-on award with the Company, which were granted in January 2019.

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The President Employment Agreement provides that Mr. Concannon’s employment may be terminated by him or by the Company at any time. The President Employment Agreement provides for severance payments and benefits (subject to Mr. Concannon’s execution of a waiver and general release) if Mr. Concannon’s employment is terminated under various conditions. See below under Potential termination or change in control payments and benefits for a description of such payments and benefits.

For purposes of the President Employment Agreement, the terms “Cause Event”, “Change in Control”, and “Good Reason” generally have the same meaning as defined in the CEO Employment Agreement, except that Good Reason refers to Mr. Concannon no longer holding the title of President.

The President Employment Agreement provides that if any payments or benefits paid or provided to Mr. Concannon would be subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless Mr. Concannon would, on a net after-tax basis, receive less compensation than if the payment were not so reduced. The President Employment Agreement further provides that any award gains and annual incentive awards received by Mr. Concannon will be subject to potential claw-back under policies adopted by the Company to comply with applicable law, rules or other regulatory requirements.

In connection with entering into the President Employment Agreement, Mr. Concannon also executed a Proprietary Information and Non-Competition Agreement and the Company’s standard form of Indemnification Agreement.

Severance Protection Agreements

Messrs. DeLise, McPherson and Themelis do not have employment agreements with us but are entitled to severance payments and benefits under their respective severance protection agreements (the “Severance Protection Agreements” or the “SPAs”), which provide for severance payments and benefits (subject to such executive’s execution of a waiver and general release) if such executive’s employment is terminated under various conditions. See below under Potential termination or change in control payments and benefits for a description of such payments and benefits.

For purposes of the Severance Protection Agreements, “Cause” generally means such executive’s:

•	willful misconduct, gross misconduct, or gross negligence in the performance of such executive’s duties;
•	conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony;
•	material breach of any material written agreement (including such executive’s proprietary information and non-competition agreement) with us or on of our written policies signed by such executive;
•	intentional failure or refusal to follow a lawful and proper direction of the Board or the CEO; or
•

any other conduct by the executive, whether or not in the course of performing the executive’s responsibilities to the Company, that has or is reasonably likely to have a material adverse effect on the business, assets or reputation of the Company.

For purposes of the Severance Protection Agreements, “Good Reason” generally means the occurrence of any of the following:

•	an adverse change in such executive’s title
•

a material diminution in such executive’s duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with such executive’s then-current position;

•	a reduction in such executive’s base salary or annual target incentive bonus (as a percentage of base salary)
•	a relocation of his principal place of business of more than 50 miles;

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•	we provide written notice of our intent not to renew the applicable Severance Protection Agreement;
•

our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under the Severance Protection Agreement.

For purposes of the Severance Protection Agreements, the term “Change in Control” generally has the same meaning as defined in the CEO Employment Agreement.

Proprietary Information and Non-Competition Agreements

Each of our U.S.-based NEOs has entered into, and is subject to the terms of, a Proprietary Information and Non-Competition Agreement with us that contains, among other things, (i) certain provisions prohibiting disclosure of our confidential information without our prior written consent, (ii) certain non-competition provisions that restrict their engaging in certain activities that are competitive with us during their employment and for one year thereafter for the CEO, President, Head of Sales and CIO and six months thereafter for the CFO, (iii) certain non-solicitation provisions that restrict their recruiting, soliciting or hiring our non-clerical employees or consultants during their employment and for two years thereafter and (iv) certain non-solicitation provisions that restrict their soliciting any person or entity to terminate, cease, reduce or diminish their relationship with us, during their employment and for two years thereafter for the CEO and President and one year thereafter for the CFO, Head of Sales and CIO.

Potential termination or change in control payments and benefits

Each of the named executive officers is entitled to certain payments and benefits pursuant to their employment agreements and/or other agreements, as applicable, entered into between us and such executive upon a termination of such executive’s employment in certain circumstances or in the event of a change in control of the Company. For Messrs. McVey and Concannon, their rights upon certain termination or change in control events: (a) to base salary continuation, bonus and healthcare benefits are governed by the CEO Employment Agreement and President Employment Agreement, respectively; and (b) to vesting of unvested equity awards are governed by their equity award agreements. For Messrs. DeLise, McPherson and Themelis, their rights upon certain termination or change in control events are governed by their applicable Severance Protection Agreement, or where more favorable, their applicable equity award agreement. The benefits described herein are subject to the applicable NEO’s, his estate’s or his legal guardian’s, as applicable, execution of a general release of claims and covenant not to sue.

The following tables estimate the payments we would be obligated to make to each of our NEOs as a result of such NEO’s termination or resignation under the circumstances shown or because of a change in control, in each case assuming such event had occurred on December 31, 2020. We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances. The table excludes (i) compensation amounts accrued through December 31, 2020 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) vested account balances under our 401(k) Plan that are generally available to all of our salaried employees. Where applicable, the information in the table uses a price per share for our Common Stock of $570.56, the closing price on December 31, 2020. In addition, where applicable, the amounts listed for bonuses reflect the average of the actual amounts paid to the NEOs in the year following each of the performance years 2017 through 2019, since the hypothetical termination or Change in Control date is the last day of the fiscal year.

66	2021 Proxy Statement

EXECUTIVE COMPENSATION

Payments and Benefits for Mr. McVey, Chief Executive Officer and Chairman
	Termination for Cause or Without Good Reason	Prior to CIC Termination(1)	Following CIC Termination(1)	CIC Trigger(1)	Enhanced Non-CCPP Termination(1)	Death or Disability CCPP Termination(1)	Death or Disability Non-CCPP Termination(1)	Non- Extension Non-CCPP Termination(1)
Base Salary(2)	—	$1,000,000	$1,000,000	—	$1,000,000	$1,000,000	$500,000	$500,000
Bonus(3)	—	$2,520,000	$2,520,000	—	$2,520,000	$2,520,000	$1,260,000	$1,260,000
Health Benefits(4)	—	$45,510	$45,510	—	$34,132	$45,510	$22,755	$22,755
Unvested Restricted Stock(5)	—	$21,534,076	$27,289,885	$27,289,885	$10,767,038	$24,411,980	$24,411,980	—
Unvested Performance Shares(6)	—	—	$2,651,392	$2,651,392	—	$1,325,696	$1,325,696	—
Unvested Restricted Stock Units(7)	—	—	$3,753,144	$5,079,125	—	$2,539,563	$2,539,563	—
Unvested Stock Options(8)	—	$44,817,882	$48,650,947	$3,833,065	$44,817,882	$24,325,474	$24,325,474	—
Total	—	$69,917,467	$85,910,878	$38,853,468	$59,139,052	$56,168,222	$54,385,468	$1,782,755

(1)

A “Prior to CIC Termination” occurs if Mr. McVey resigns for Good Reason or his employment is terminated for any reason other than his resignation without Good Reason (including due to his providing a notice of non-extension of the term of the CEO Employment Agreement at least 90 days prior to the end of the term (a “Non-Extension Notice”)), or by us for Cause, in any case, within three months prior to a “change in control event” within the meaning of Section 409A of the Code (such period, a “Prior Change in Control Protection Period” or a “Prior CCPP”). A “Following CIC Termination” occurs if Mr. McVey resigns for Good Reason or his employment is terminated for any reason other than his resignation without Good Reason (including due to his providing a Non-Extension Notice), or by us for Cause, in any case, within 18 months after a Change in Control as defined in the CEO Employment Agreement (such period, combined with a Prior CCPP, a “CCPP”). A “CIC Trigger” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. An “Enhanced Non-CCPP Termination” occurs if Mr. McVey’s employment is terminated outside of a CCPP for any reason other than: (a) his death, (b) his voluntary resignation without Good Reason (including due to his providing a Non-Extension Notice), (c) due to our providing a Non-Extension Notice, (d) by us as a result of his having a disability or (e) for Cause. A “Death or Disability CCPP Termination” occurs if Mr. McVey’s employment is terminated during a CCPP due to his death or by us as a result of his having a disability. A “Death or Disability Non-CCPP Termination” occurs if Mr. McVey’s employment is terminated outside of a CCPP due to his death or by us as a result of his having a disability. A “Non-Extension Non-CCPP Termination” occurs if Mr. McVey’s employment is terminated outside a CCPP due to our providing a Non-Extension Notice. An “Average Bonus” for Mr. McVey means the average of his annual bonus amounts received for the Company’s three fiscal years immediately preceding the termination.

(2)

Represents the continued payment of base salary: (a) upon a Prior to CIC Termination, a Following CIC Termination, an Enhanced Non-CCPP Termination or a Death or Disability CCPP Termination for 24 months; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Non-CCPP Termination, for 12 months.

(3)

Represents a bonus: (a) upon a Prior to CIC Termination, a Following CIC Termination, an Enhanced Non-CCPP Termination or a Death or Disability CCPP Termination, in the amount of two times Mr. McVey’s Average Bonus, payable in 24 monthly installments; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Non-CCPP Termination, in the amount of one times Mr. McVey’s Average Bonus, payable in 12 monthly installments.

(4)

Represents healthcare coverage: (a) upon a Prior to CIC Termination, a Following CIC Termination or a Death or Disability CCPP Termination, for 24 months; (b) for an Enhanced Non-CCPP Termination, for 18 months; and (c) upon a Death or Disability Non-CCPP Termination or a Non-Extension Non-CCPP Termination, for 12 months.

(5)

Represents the value of the unvested restricted stock issued to Mr. McVey upon the settlement of performance shares granted to him in January 2018, as part of his multi-year award (the “McVey 2018 Multi-Year”), and in January 2018 (the “McVey 2018 Annual”) and January 2019 (the “McVey 2019 Annual”), each as part of his annual award, which will vest as follows: (a) for the McVey 2018 Multi-Year, (i) upon a Prior to CIC Termination, a Following CIC Termination, a CIC Trigger, a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, his unvested restricted stock shall fully vest; and (ii) upon an Enhanced Non-CCPP Termination, half of his restricted stock shall vest; and (b) for the McVey 2018 Annual and the McVey 2019 Annual, (i) upon a Following CIC Termination or a CIC Trigger, his unvested restricted stock shall fully vest; and (ii) upon a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, half of his restricted stock shall vest.

2021 Proxy Statement	67

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EXECUTIVE COMPENSATION

(6)

Represents the target value of the unvested performance shares granted to Mr. McVey in January 2020 as part of his annual award (the “McVey 2020 Annual” and together with the McVey 2018 Annual and McVey 2020 Annual, the “McVey Annual Awards”), which will vest as follows (a) upon a Following CIC Termination or a CIC Trigger, his unvested performance shares shall fully vest; and (b) upon a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, half of his unvested performance shares shall vest.

(7)

Represents the value of the unvested restricted stock units granted to Mr. McVey as part of the McVey Annual Awards, which will vest as follows: (a) for the McVey 2018 Annual and McVey 2019 Annual, (i) upon a Following CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; and (ii) upon a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, half of his unvested restricted stock units shall vest; and (b) for the McVey 2020 Annual, (i) upon a CIC Trigger, his unvested restricted stock units shall fully vest; and (ii) upon a Death or Disability CCPP Termination or Death or Disability Non-CCPP Termination, half of his unvested restricted stock units shall vest.

(8)

Represents the value of the unvested stock options granted to Mr. McVey as part of the McVey 2018 Multi-Year, the McVey 2018 Annual and the McVey 2020 Annual, which will vest as follows: (a) for the McVey 2018 Multi-Year, (i) upon a Prior to CIC Termination, a Following CIC Termination, or an Enhanced Non-CIC Termination, his unvested stock options shall fully vest; (ii) upon a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, half of his unvested restricted stock units shall vest; (b) for the McVey 2018 Annual and McVey 2020 Annual, (i) upon a Following CIC Termination or a CIC Trigger, his unvested stock options shall fully vest; and (ii) upon a Death or Disability CCPP Termination or a Death or Disability Non-CCPP Termination, half of his unvested restricted stock units shall vest.

68	2021 Proxy Statement

EXECUTIVE COMPENSATION

Payments and Benefits for Mr. Concannon, President and Chief Operating Officer
	Termination for Cause or Without Good Reason	Death or Disability CCPP Termination(1)	Death or Disability Non- CCPP Termination(1)	CCPP Without Cause or for Good Reason Termination(1)	Non-CCPP Without Cause or for Good Reason(1)	CIC Trigger(1)	Non- Extension Termination(1)
Base Salary(2)	—	$1,000,000	$500,000	$1,000,000	$1,000,000	—	$500,000
Bonus(3)	—	$3,000,000	$1,500,000	$3,000,000	$3,000,000	—	$1,500,000
Health Benefits(4)	—	$34,132	$22,755	$34,132	$34,132	—	$22,755
Unvested Restricted Stock(5)	—	$10,791,572	$10,791,572	$10,791,572	$5,395,786	$10,791,572	—
Unvested Performance Shares(6)	—	$864,684	$864,684	$1,729,367	—	$1,729,367	—
Unvested Restricted Stock Units(7)	—	$12,312,400	$12,312,400	$13,177,083	$11,447,716	$13,177,083	—
Unvested Stock Options(8)	—	$10,991,455	$10,991,455	$21,982,910	$21,982,910	—	—
Total	—	$38,994,243	$36,982,865	$51,715,065	$42,860,545	$25,698,022	$2,022,755

(1)

A “Death or Disability CIC Termination” occurs upon Mr. Concannon’s death or disability during a CCPP (as defined in footnote (1) to the “Payments and Benefits for Mr. McVey” table). A Death or Disability Non-CCPP Termination” occurs upon Mr. Concannon’s death or disability outside of a CCPP. A “CCPP Without Cause or for Good Reason Termination” occurs: (i) A prior termination by Mr. Concannon for Good Reason during a Prior CCPP (as defined in footnote (1) to the “Payments and Benefits for Mr. McVey” table) or; (ii) the Company terminates Mr. Concannon without Cause or for Good Reason during the portion of a CCPP that is not a Prior CCPP. A “Non-CCPP Without Cause or for Good Reason Termination” means a termination by the Company without Cause or by Mr. Concannon for Good Reason that is not a CCPP Without Cause or for Good Reason Termination. A “CIC Trigger” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. A “Non-Extension Termination” occurs if Mr. Concannon’s employment is terminated due to our providing a Non-Extension Notice (as defined in footnote (1) to the “Payments and Benefits for Mr. McVey” table, except with respect to the President Employment Agreement). An “Average Bonus” for Mr. Concannon means the average of his annual bonus amounts received in 2019.

(2)

Represents the continued payment of base salary: (a) upon a Death or Disability CIC Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, for 24 months; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Termination, for 12 months.

(3)

Represents a bonus: (a) upon a Death or Disability CIC Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, in the amount of two times Mr. Concannon’s Average Bonus, payable in 24 monthly installments; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Termination, in the amount of one times Mr. Concannon’s Average Bonus, payable in 12 monthly installments.

(4)

Represents healthcare coverage: (a) upon a Death or Disability CIC Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, for 18 months; and (b) upon a Death or Disability Non-CCPP Termination or a Non-Extension Termination, for 12 months.

(5)

Represents the value of the unvested restricted stock issued to Mr. Concannon upon the settlement of performance shares granted to him in January 2019, as part of his sign on award (the “Concannon Sign On”), which will vest as follows: (a) upon a Death or Disability CIC Termination, a Death or Disability Non-CCPP Termination, CCPP Without Cause or For Good Reason Termination or a CIC Trigger, his unvested restricted stock shall fully vest; (b) upon a Non-CCPP Without Cause or For Good Reason Termination, half of his restricted stock shall vest.

(6)

Represents the target value of the unvested performance shares granted to Mr. Concannon in January 2020 as part of his annual award (the “Concannon 2020 Annual”), which will vest as follows (a) upon a CCPP Without Cause or for Good Reason Termination or a CIC Trigger, his unvested performance shares shall fully vest; provided that the unvested performance shares would not vest if his employment was terminated by him for Good Reason; and (b) upon a Death or Disability CIC Termination or a Death or Disability Non-CCPP Termination, half of his unvested performance shares shall vest.

(7)

Represents the value of the unvested restricted stock units granted to Mr. Concannon as part of the Concannon Sign On and the Concannon 2020 Annual, which will vest as follows: (a) for the Concannon Sign On, (i) upon a Death or Disability CIC Termination, a Death or Disability Non-CCPP Termination, a CCPP Without Cause or For Good Reason Termination, a Non-CCPP Without Cause or For Good Reason Termination, or a CIC Trigger, his unvested restricted stock units shall fully vest; (b) for the Concannon 2020 Annual, (i) upon a CCPP Without Cause or For Good Reason Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; provided that the unvested restricted stock units would not vest if his employment was terminated by him for Good Reason; and (ii) upon a Death or Disability CIC Termination, a Death or Disability Non-CCPP Termination, half of his unvested restricted stock units shall vest.

(8)

Represents the value of the unvested stock options granted to Mr. Concannon as part of the Concannon Sign On, which will vest as follows: (a) upon a CCPP Without Cause or For Good Reason Termination or a Non-CCPP Without Cause or For Good Reason Termination, his unvested stock options shall fully vest; (b) upon a Death or Disability CIC Termination, a Death or Disability Non-CCPP Termination, half of his unvested restricted stock units shall vest.

2021 Proxy Statement	69

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EXECUTIVE COMPENSATION

Payments and Benefits for Mr. DeLise, Chief Financial Officer
	Termination for Cause or Without Good Reason	SPA CIC Termination(1)	CIC Trigger(1)	SPA Non-CIC Termination(1)	Death or Disability	Multi-Year Termination(1)	Multi-Year CIC Prior Termination(1)
Severance(2)	—	$1,712,500	—	$1,141,667	$570,833	—	—
Pro Rata Bonus(3)	—	$841,667	—	$841,667	$420,833	—	—
Health Benefits(4)	—	$34,133	—	$22,755	$22,755	—	—
Unvested Restricted Stock(5)	—	$2,706,737	$2,706,737	$2,489,639	$2,406,622	$1,053,254	$2,106,508
Unvested Performance Shares(6)	—	$422,785	$422,785	—	$211,392	—	—
Unvested Restricted Stock Units(7)	—	$2,594,907	$2,594,907	$2,070,562	$1,297,453	$370,864	$741,728
Unvested Stock Options(8)	—	$3,766,116	$3,766,116	$3,766,116	$1,883,058	$3,766,116	—
Total	—	$12,078,843	$9,490,544	$10,332,405	$6,812,947	$5,190,233	$2,848,236

(1)

An “SPA CIC Termination”, occurs upon termination by the Company without Cause or a termination by the applicable NEO for Good Reason during the period beginning on the effective date of a Change in Control and ending on the second anniversary following such effective date (such period, a “SPA CIC Protection Period”). A “CIC Trigger” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. An “SPA Non-CIC Termination” occurs either upon (a) a termination by the Company without Cause prior to a Change in Control, or (b) a termination by the Company without Cause or a termination by the applicable NEO for Good Reason following the expiration of an SPA CIC Protection Period.  A “Multi-Year Termination” applies only to the applicable NEO’s multi-year equity awards granted in January 2016 and occurs upon a termination by the applicable NEO for Good Reason prior to a Change in Control. A “Multi-Year CIC Prior Termination” applies only to the applicable NEO’s multi-year equity awards granted in January 2016 and occurs upon a Change in Control that occurs within three months of the applicable NEO’s prior termination for Good Reason. The applicable NEO’s “Average Annual Bonus” means the average of his annual bonus amounts earned and payable for the Company’s three fiscal years immediately preceding the termination.

(2)

Represents severance: (a) upon an SPA CIC Termination, equal to one and a half times the sum of Mr. DeLise’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon an SPA Non-CIC  Termination, equal to one times the sum of Mr. DeLise’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon Mr. DeLise’s death or disability, equal to half of the sum of Mr. DeLise’s base salary and his Average Annual Bonus, payable in a lump sum.

(3)

Represents a pro rata bonus: (a) upon an SPA CIC  Termination or an SPA Non-CIC  Termination, equal to Mr. DeLise’s Average Annual Bonus, payable in a lump sum; and (b) upon Mr. DeLise’s death or disability, equal to half of his Average Annual Bonus, payable in a lump sum.

(4)	Represents healthcare coverage: (a) upon an SPA CIC Termination, for eighteen months; and (b) upon an SPA Non-CIC Termination or upon Death or Disability, for twelve months.
(5)

Represents the value of the unvested restricted stock issued to Mr. DeLise upon the settlement of performance shares granted to him in January 2016, January 2018 and January 2019, which will vest as follows: (a) for his January 2016 award: (i) upon an SPA CIC Termination, CIC Trigger, death or disability or Multi-Year CIC Prior Termination, his unvested restricted stock shall fully vest; (ii) upon an SPA Non-CIC Termination, his restricted stock shall continue to vest for a year from such termination; and (iii) upon a Multi-Year Termination, half of his restricted stock shall vest; and (b) for his January 2018 and 2019 awards: (i) upon an SPA CIC Termination or CIC Trigger, his restricted stock shall fully vest; (ii) upon an SPA Non-CIC Termination, his restricted stock shall continue to vest for a year from such termination; and (iii) upon death or disability, half of his restricted stock shall vest.

(6)

Represents the target value of the unvested performance shares granted to Mr. DeLise in January 2020, which will vest as follows: (a) upon an SPA CIC Termination or CIC Trigger, his unvested performance shares shall fully vest; (b) upon an SPA Non-CIC Termination, his performance shares shall continue to vest for a year from such termination (but as such shares cliff vest in 2023, no shares shall vest); and (c) upon death or disability, half of his unvested performance shares shall vest.

(7)

Represents the value of the unvested restricted stock units granted to Mr. DeLise in January 2016, January 2018, January 2019 and January 2020, which will vest as follows: (a) for his January 2016 award, (i) upon an SPA CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; (ii) upon an SPA Non-CIC Termination, his unvested restricted stock units shall continue to vest for a year from such termination; (iii) upon death or disability or a Multi-Year CIC Termination, half of his unvested restricted stock units shall vest; and (iv) upon a Multi-Year Termination, one quarter of his unvested restricted stock units shall vest; and (b) for his January 2018, January 2019 and January 2020 awards, (i) upon an SPA CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; (ii) upon an SPA Non-CIC Termination, his unvested restricted stock units shall continue to vest for a year from such termination; and (iii) upon death or disability, half of his unvested restricted stock units shall vest.

(8)

Represents the value of the unvested stock options granted to Mr. DeLise in January 2016, which will vest as follows: (a) upon an SPA Period Termination, a CIC Trigger, an SPA Non-CIC Termination or a Multi-Year Termination, his unvested stock options shall fully vest; and (b) upon death or disability, half of his unvested restricted stock units shall vest.

70	2021 Proxy Statement

EXECUTIVE COMPENSATION

Payments and Benefits for Mr. McPherson, Global Head of Sales
	Termination for Cause or Without Good Reason	SPA CIC Termination(1)	CIC Trigger(1)	SPA Non-CIC Termination(1)	Death or Disability	Multi-Year Termination(1)	Multi-Year CIC Prior Termination(1)
Severance(2)	—	$2,137,500	—	$1,425,000	$712,500	—	—
Pro Rata Bonus(3)	—	$1,125,000	—	$1,125,000	$562,500	—	—
Health Benefits(4)	—	$34,133	—	$22,755	$22,755	—	—
Unvested Restricted Stock(5)	—	$3,487,263	$3,487,263	$3,292,131	$3,206,547	$1,462,916	$2,925,832
Unvested Performance Shares(6)	—	$461,012	$461,012	—	$230,506	—	—
Unvested Restricted Stock Units(7)	—	$3,166,608	$3,166,608	$2,641,598	$1,583,304	$515,073	$1,030,146
Unvested Stock Options(8)	—	$5,230,508	$5,230,508	$5,230,508	$2,615,254	$5,230,508	—
Total	—	$15,642,024	$12,345,392	$13,736,992	$8,933,367	$7,208,497	$3,955,978

(1)	Refer to footnote (1) under the “Payments and Benefits Payable to Mr. DeLise” table for applicable definitions.
(2)

Represents severance: (a) upon an SPA CIC Termination, equal to one and a half times the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon an SPA Non-CIC Termination, equal to one times the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon Mr. McPherson’s death or disability, equal to half of the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in a lump sum.

(3)

Represents a pro rata bonus: (a) upon an SPA CIC Termination or an SPA Non-CIC Termination, equal to Mr. McPherson’s Average Annual Bonus, payable in a lump sum; and (b) upon Mr. McPherson’s death or disability, equal to half of Mr. McPherson’s Average Annual Bonus, payable in a lump sum.

(4)	Represents healthcare coverage: (a) upon an SPA CIC Termination, for eighteen months; and (b) upon an SPA Non-CIC Termination or upon Death or Disability, for twelve months.
(5)

Represents the value of the unvested restricted stock issued to Mr. McPherson upon the settlement of performance shares granted to him in January 2016, January 2018 and January 2019, which will vest as follows: (a) for his January 2016 award: (i) upon an SPA CIC Termination, CIC Trigger, death or disability or Multi-Year CIC Prior Termination, his unvested restricted stock shall fully vest; (ii) upon an SPA Non-CIC Termination, his restricted stock shall continue to vest for a year from such termination; and (iii) upon a Multi-Year Termination, half of his restricted stock shall vest; and (b) for his January 2018 and 2019 awards: (i) upon an SPA CIC Termination or CIC Trigger, his restricted stock shall fully vest; (ii) upon an SPA Non-CIC Termination, his restricted stock shall continue to vest for a year from such termination; and (iii) upon death or disability, half of his restricted stock shall vest.

(6)

Represents the target value of the unvested performance shares granted to Mr. McPherson in January 2020, which will vest as follows: (a) upon an SPA CIC Termination or CIC Trigger, his unvested performance shares shall fully vest; (b) upon an SPA Non-CIC Termination, his performance shares shall continue to vest for a year from such termination (but as such shares cliff vest in 2023, no shares shall vest); and (c) upon death or disability, half of his unvested performance shares shall vest.

(7)

Represents the value of the unvested restricted stock units granted to Mr. McPherson in January 2016, January 2018, January 2019 and January 2020, which will vest as follows: (a) for his January 2016 award, (i) upon an SPA CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; (ii) upon an SPA Non-CIC Termination, his unvested restricted stock units shall continue to vest for a year from such termination; (iii) upon death or disability or a Multi-Year CIC Termination, half of his unvested restricted stock units shall vest; and (iv) upon a Multi-Year Termination, one quarter of his unvested restricted stock units shall vest; and (b) for his January 2018, January 2019 and January 2020 awards, (i) upon an SPA CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; (ii) upon an SPA Non-CIC Termination, his unvested restricted stock units shall continue to vest for a year from such termination; and (iii) upon death or disability, half of his unvested restricted stock units shall vest.

(8)

Represents the value of the unvested stock options granted to Mr. McPherson in January 2016, which will vest as follows: (a) upon an SPA Period Termination, a CIC Trigger, an SPA Non-CIC Termination or a Multi-Year Termination, his unvested stock options shall fully vest; and (b) upon death or disability, half of his unvested restricted stock units shall vest.

2021 Proxy Statement	71

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EXECUTIVE COMPENSATION

Payments and Benefits for Mr. Themelis, Chief Information Officer
	Termination for Cause or Without Good Reason	SPA CIC Termination(1)	CIC Trigger(1)	SPA Non-CIC Termination(1)	Death or Disability	Multi-Year Termination(1)	Multi-Year CIC Prior Termination(1)
Severance(2)	—	$2,262,500	—	$1,508,333	$754,167	—	—
Pro Rata Bonus(3)	—	$1,208,333	—	$1,208,333	$604,167	—	—
Health Benefits(4)	—	$34,133	—	$22,755	$22,755	—	—
Unvested Restricted Stock(5)	—	$4,249,531	$4,249,531	$4,012,748	$3,880,093	$1,755,328	$3,510,656
Unvested Performance Shares(6)	—	$538,038	$538,038	—	$269,019	—	—
Unvested Restricted Stock Units(7)	—	$3,801,641	$3,801,641	$3,178,780	$1,900,821	$950,410	$1,900,821
Unvested Stock Options(8)	—	$6,276,704	$6,276,704	$6,276,704	$3,138,352	$6,276,704	—
Total	—	$18,370,880	$14,865,914	$16,207,654	$10,569,373	$8,982,442	$5,411,477

(1)	Refer to footnote (1) under the “Payments and Benefits Payable to Mr. DeLise” table for applicable definitions.
(2)

Represents severance: (a) upon an SPA CIC Termination, equal to one and a half times the sum of Mr. Themelis’ base salary and his Average Annual Bonus, payable in a lump sum; (b) upon an SPA Non-CIC Termination, equal to one times the sum of Mr. Themelis’ base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon Mr. Themelis’ death or disability, equal to half of the sum of Mr. Themelis’ base salary and his Average Annual Bonus, payable in a lump sum.

(3)

Represents a pro rata bonus: (a) upon an SPA CIC Termination or an SPA Non-CIC Termination, equal to Mr. Themelis’ Average Annual Bonus, payable in a lump sum; and (b) upon Mr. Themelis’ death or disability, equal to half of Mr. Themelis’ Average Annual Bonus, payable in a lump sum.

(4)	Represents healthcare coverage: (a) upon an SPA CIC Termination, for eighteen months; and (b) upon an SPA Non-CIC Termination or upon Death or Disability, for twelve months.
(5)

Represents the value of the unvested restricted stock issued to Mr. Themelis upon the settlement of performance shares granted to him in January 2016, January 2018 and January 2019, which will vest as follows: (a) for his January 2016 award: (i) upon an SPA CIC Termination, CIC Trigger, death or disability or Multi-Year CIC Prior Termination, his unvested restricted stock shall fully vest; (ii) upon an SPA Non-CIC Termination, his restricted stock shall continue to vest for a year from such termination; and (iii) upon a Multi-Year Termination, half of his restricted stock shall vest; and (b) for his January 2018 and 2019 awards: (i) upon an SPA CIC Termination or CIC Trigger, his restricted stock shall fully vest; (ii) upon an SPA Non-CIC Termination, his restricted stock shall continue to vest for a year from such termination; and (iii) upon death or disability, half of his restricted stock shall vest.

(6)

Represents the target value of the unvested performance shares granted to Mr. Themelis in January 2020, which will vest as follows: (a) upon an SPA CIC Termination or CIC Trigger, his unvested performance shares shall fully vest; (b) upon an SPA Non-CIC Termination, his performance shares shall continue to vest for a year from such termination (but as such shares cliff vest in 2023, no shares shall vest); and (c) upon death or disability, half of his unvested performance shares shall vest.

(7)

Represents the value of the unvested restricted stock units granted to Mr. Themelis in January 2016, January 2018, January 2019 and January 2020, which will vest as follows: (a) for his January 2016 award, (i) upon an SPA CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; (ii) upon an SPA Non-CIC Termination, his unvested restricted stock units shall continue to vest for a year from such termination; (iii) upon death or disability or a Multi-Year CIC Termination, half of his unvested restricted stock units shall vest; and (iv) upon a Multi-Year Termination, one quarter of his unvested restricted stock units shall vest; and (b) for his January 2018, January 2019 and January 2020 awards, (i) upon an SPA CIC Termination or a CIC Trigger, his unvested restricted stock units shall fully vest; (ii) upon an SPA Non-CIC Termination, his unvested restricted stock units shall continue to vest for a year from such termination; and (iii) upon death or disability, half of his unvested restricted stock units shall vest.

(8)

Represents the value of the unvested stock options granted to Mr. Themelis in January 2016, which will vest as follows: (a) upon an SPA Period Termination, a CIC Trigger, an SPA Non-CIC Termination or a Multi-Year Termination, his unvested stock options shall fully vest; and (b) upon death or disability, half of his unvested restricted stock units shall vest.

72	2021 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Committee interlocks and insider participation

The Compensation Committee is composed of four independent directors. No member of the Compensation Committee is, or was during 2020, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during 2020, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

2021 Proxy Statement	73

a

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Act), the Company is providing its stockholders the opportunity to cast an advisory vote to approve the compensation of its named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation. We will include an advisory vote on executive compensation on an annual basis at least until the next shareholder advisory vote on the frequency of such votes.

As described in detail in the Compensation Discussion and Analysis above, the Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. The primary objectives of the program are to:

•	align and reward Company and individual performance and decision-making with long-term stockholder value creation;
•	attract, reward and retain high caliber executives;
•	motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance;
•	discourage imprudent risk taking by avoiding undue emphasis on any one metric or short-term goal; and
•	be transparent and fair to both our NEOs and our stockholders.

The Company seeks to accomplish these goals in a manner that is aligned with the long-term interests of the Company’s stockholders. The Company believes that its named executive officer compensation program achieves this goal with its emphasis on long-term equity awards and performance-based compensation, in addition to short-term (annual) incentive awards, which has enabled the Company to successfully motivate and reward its named executive officers. The Company believes that its ability to retain its current high-performing team of seasoned executive officers is critical to its continuing financial success and that its focus on the long-term interests of its named executive officers aligns with the interests of its stockholders.

We urge stockholders to read the letter from the Compensation Committee found on page 30 and the Compensation, Discussion and Analysis beginning on page 31, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives beginning on page 58, which provide detailed information on the compensation of our Named Executive Officers.  For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

74	2021 Proxy Statement

Your vote

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve this Proposal 3.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

2021 Proxy Statement	75

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

CEO PAY RATIO

The Company’s compensation and benefits philosophy and the overall structure of our compensation and benefits programs are broadly consistent across the global organization, notwithstanding regional nuances.  Our goal is to ensure that the compensation and benefits program of each employee reflects his or her specific role, responsibilities and contributions and is competitive for the employee’s location based on the market data provided by our compensation consultants.

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, our Company is required to calculate and disclose the total compensation paid to its median employee, as well as the ratio of the total compensation paid to such median employee as compared to the total compensation paid to the Company’s CEO.  The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Measurement Date

We identified the median employee using our employee population on October 1, 2020.

Consistently Applied Compensation Measure (CACM)

Under the relevant rules, we were required to identify our median employee by use of a consistently applied compensation measure (“CACM”).  We chose a CACM that closely approximates the annual total direct compensation of our employees and corresponds to how we disclose our CEO’s compensation in the Summary Compensation Table (“Calculation”).  In our Calculation, we included:

•	Actual base salary paid;
•	Cash bonus paid in 2021 for 2020 results;
•	Other payments including, but not limited to, severance payments, overtime and allowances;
•	Value of equity awards granted in 2020, computed in accordance with FASB ASC Topic 718;
•	Value of dividends and dividend equivalents accrued on unvested equity in 2020; and
•	Company’s contribution to a pension or retirement plan, including, but not limited to, a 401(k) defined contribution plan in the U.S.

De Minimis Exception

As of October 1, 2020, we had 599 employees globally, including 373 U.S. employees and 226 non-U.S. employees.  In determining the median employee, we did not include employees from the following countries as they represented, in aggregate, less than 5% of our employee population:

•	Brazil – 4 employees
•	France – 1 employee
•	Hong Kong – 11 employees
•	Singapore – 7 employees
•	The Netherlands – 5 employees

76	2021 Proxy Statement

CEO PAY RATIO

Methodology and Pay Ratio Outcome

After excluding the countries and employees described above, we determined our median employee from a population of 571 employees globally, including 373 U.S. employees and 198 non-U.S. employees.   Our median employee compensation was $149,138 according to the Calculation.  Based on the Calculation, the CEO’s compensation in 2020 was $6,279,843 and the median employee pay ratio was 42:1.

This pay ratio information is being provided solely for compliance purposes.  Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

2021 Proxy Statement	77

OTHER INFORMATION

General information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company, to be used at our Annual Meeting scheduled for Wednesday, June 9, 2021, at 10:00 a.m., Eastern Daylight Time, via live audio webcast at www.virtualshareholdermeeting.com/MKTX2021.

Holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 37,607,108 shares entitled to be voted.

Due to the continuing public health impact of the Pandemic and to support the health and well-being of our shareholders and other participants at the Annual Meeting, the Annual Meeting will be held in virtual format only. You will not be able to attend the Annual Meeting physically, however you may vote and submit questions while attending the Annual Meeting online via the live audio webcast.

To participate in the Annual Meeting, you must have your 16-digit control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card.  You will be able to submit questions during the meeting by typing in your question in the “ask a question” box on the meeting page. Should you require technical assistance, support will be available by dialing 800-586-1548 (U.S.) or 303-562-9288 (International) during the meeting. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

We encourage you to vote your shares, either by voting online during the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote via the Internet or telephone or execute the attached paper proxy card, the individuals designated will vote your shares according to your instructions. If any matter other than the Proposals listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.

If you indicate when voting via the Internet that you wish to vote as recommended by the Board or if you execute the enclosed paper proxy card but do not give instructions, your proxy will be voted as follows: (1) FOR the election of the nominees for director named herein, (2) FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021, (3) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement  and (4) in accordance with the best judgment of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, see the information under the heading Voting — Broker authority to vote.

Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting), as well as how you can revoke a proxy, is contained in this Proxy Statement under the headings Solicitation of Proxies and Voting.

78	2020 Proxy Statement

OTHER INFORMATION

We are furnishing proxy materials to our stockholders primarily via the Internet. On April 28, 2021, we expect to mail beneficial owners of our Common Stock a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice of Internet Availability also instructs you on how to vote via the Internet. Other stockholders, in accordance with their prior requests, received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form. The proxy card includes instructions on how to vote via the telephone. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report, on the website referred to in the Notice of Internet Availability.

Internet distribution of our proxy materials is designed to provide our stockholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our Proxy Statement and 2020 Annual Report to Stockholders are available at https://materials.proxyvote.com/57060D

Solicitation of proxies

General

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of a Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

Voting

Stockholders entitled to vote and shares outstanding

Each stockholder is entitled to one vote for each share of Common Stock held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, 37,607,108 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

2021 Proxy Statement	79

OTHER INFORMATION

How to vote

Submitting a proxy via mail, the Internet or telephone

You may vote by calling the toll-free telephone number listed on the proxy card or visiting the website address listed on the Notice or the proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the Notice before your proxy will be accepted. In addition to the instructions that appear on the Notice, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted by telephone or via the Internet must be received by 11:59 p.m., EDT, on June 8, 2021 in order for them to be counted at the Annual Meeting.

If you are a stockholder of record, or otherwise received a printed copy of the proxy materials, in addition to the methods described above, you may also submit your proxy with voting instructions by mail by following the instructions set forth on the proxy card included with the proxy materials. Specifically, if you are a stockholder of record on the Record Date, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.

Voting your shares online at the Annual Meeting

For Shares Directly Registered in the Name of the Stockholder: You may vote online at the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2021; however, we encourage you to vote by proxy card or the Internet even if you plan to attend the online meeting. If you plan to attend the online Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Common Stock voted prior to or during the online meeting, or contact your broker, bank or other nominee for such information.

Revoking a proxy

A proxy that was submitted via the Internet or by telephone may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone or (2) attending the Annual Meeting and voting online.

A proxy that was submitted by mail may be revoked at any time before it is exercised by (1) giving written notice revoking the proxy to our General Counsel and Corporate Secretary at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001, (2) subsequently sending another proxy bearing a later date or (3) attending the Annual Meeting and voting online.

If your shares are registered in the name of a brokerage firm or bank, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote online at the meeting.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.

80	2021 Proxy Statement

OTHER INFORMATION

Broker authority to vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal.

Quorum

A quorum is required for the conduct of business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting on the Record Date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we will be forced to reconvene the Annual Meeting at a later date.

Votes necessary to approve each proposal

Election of Directors. Our Bylaws include a majority voting standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. In the election of directors (Proposal 1), you may either vote “FOR,” “AGAINST” or “ABSTAIN” as to each nominee. Cumulative voting is not permitted. Under the majority voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a candidate for director exceeds the number of votes cast “AGAINST” that candidate for director. Abstentions will have no effect in determining whether a director nominee has received a majority of the votes cast because an abstention does not count as a vote cast. In addition, brokers do not have discretionary authority to vote for directors, therefore, broker non-votes will not count as a vote cast “FOR” or “AGAINST” a nominee’s election and thus will have no effect in determining whether a director nominee has received a majority of the votes cast.

Other Items. For each of the other proposals listed in the Notice of Annual Meeting of Stockholders (Proposals 2 and 3), if a quorum is present, the proposals will be decided by the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy. Abstentions will be counted as shares present having voting power on these proposals and will have the same effect as votes ”AGAINST.” Brokers have discretionary authority to vote on Proposal 2, the ratification of the appointment of PwC. Therefore, there will be no broker non-votes on Proposal 2. Brokers do not have discretionary authority to vote on Proposal 3 (Say-on-Pay), therefore, broker

2021 Proxy Statement	81

OTHER INFORMATION

non-votes will not be counted as shares present having voting power on Proposal 3 and will have no effect on the vote for this proposal.

Availability of certain documents

Householding of Annual Meeting materials

The Company and some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. This “householding” procedure reduces our printing costs and postage fees as well as the environmental impact of the annual meeting. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.marketaxess.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended December 31, 2020, without charge to any stockholder upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000.

Other matters

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

Stockholder proposals for 2022 Annual Meeting

In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2022 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in New York, New York, on or before December 29, 2021. In addition, under the Company’s bylaws, any proposal for consideration at the 2022 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on November 29, 2021 and the close of business on December 29, 2021 and is otherwise in compliance with the requirements set forth in the Company’s bylaws.

82	2021 Proxy Statement

MarketAxess®

NYC Headquarters

55 Hudson Yards Floor 15
New York NY 10001 USA

T +1 212 813 6000
marketaxess.com

MARKETAXESS nyc headquarters 55 hudson yards floor new york ny 10001 usa 15 t +1 212 813 6000 marketaxess.com

MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS 15TH FLOOR NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MKTX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D43107-P54100 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MARKETAXESS HOLDINGS INC. The Board of Directors recommends you vote FOR ALL of the following director nominees: 1. Election of Directors 1. Election of Directors Nominees: 1a. Richard M. McVey 1b. Nancy Altobello 1c. Steven L. Begleiter 1d. Stephen P. Casper 1e. Jane Chwick 1f. Christopher R. Concannon 1g. William F. Cruger 1h. Kourtney Gibson 1i. Justin G. Gmelich 1j. Richard G. Ketchum 1k. Emily H. Portney 1l. Richard L. Prager For Against Abstain The Board of Directors recommends you vote FOR proposals 2 and 3: 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2021 Proxy Statement. NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED AND FOR PROPOSALS 2 AND 3, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, UST SIGN BELOW - NO BOXES NEED BE CHECKED. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

2021 ANNUAL MEETING OF STOCKHOLDERS OF MARKETAXESS HOLDINGS INC. June 9, 2021 This proxy is solicited by the Board of Directors Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D43108-P54100 MARKETAXESS HOLDINGS INC. The undersigned hereby appoints Richard M. McVey, Antonio L. DeLise and Scott Pintoff, jointly and severally, as proxies and attorneys of the undersigned, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MarketAxess Holdings Inc. to be held on Wednesday, June 9, 2021, via a live webcast at www.virtualshareholdermeeting.com/MKTX2021 or at any postponement or adjournment thereof. You are encouraged to indicate your choices by marking the appropriate boxes, as specified on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side